PRESENTATION TO THE BOARD OF DIRECTORS Project Socrates December 14, 2005 Minneapolis San Francisco New York Chicago Menlo Park Boston London Tel Aviv * Shanghai * *Strategic Alliance Exhibit (c)(6)

Integrity
Internal Security
Measures
Strict External
Communication
Policies
CONFIDENTIALITY POLICY
• Franchise based on a reputation of integrity and professional conduct
• Non-descript code names used
• Discussions outside of immediate team on a need-to-know basis only
• M&A group is isolated from other departments; exclusive photocopiers, facsimiles and paper shredders are used
• Standard policy to outside inquiries of “no comment”
• Transaction documents released only with client approval and signed confidentiality agreement
• Compliance department closely monitors stock trading of public company M&A clients

TABLE OF CONTENTS
Section I Introduction
Section II Situation Overview
Section III Strategic Alternatives
Section IV Preliminary Valuation Observations
Section V Recommendation
Section VI Investment Thesis
Section VII Potential Buyers
Section VIII Transaction Process and Timing
Section IX Why Partner With Us?
Appendices
Appendix A M&A Market Update
Appendix B Fee Proposal
Appendix C Project Socrates Team
Appendix D Valuation Detail

SECTION I Introduction

Project Socrates Team – An Experienced and Dedicated Team
INTRODUCTION
Clients
Project Socrates Team Additional Resources
Garry Vaynberg
Associate
Robert Frost
Principal
Michael Kenworthy
Analyst
John Hogan
Managing Director, Head of
Financial Sponsors
David Wilson
Head of European Investment
Banking
Jerry Will
Managing Director
Matt Sznewajs
Vice President
Project Socrates
Senior Leadership
Glenn Gurtcheff
Managing Director, Co-Head
of Middle Market M&A

PiperJaffray

GUIDES FOR THE JOURNEY | PiperJaffray

Private Client Services
Public Finance Services
Corporate & Institutional
Services
• Government Agency and Preferreds
• Public Finance and Derivatives
• 900+ financial advisors
• 100+ branches in 18 states
• $50+ billion in client assets
• Investment Banking
• Institutional Equity Sales
• Equity Trading
• Equity and Debt Capital Markets
• Convertible Securities
• High-Yield/Structured Products
• Private capital
• Equity and Fixed Income Research
*Strategic Alliance
**Securities and products are offered in the United Kingdom through Piper Jaffray Ltd., which is authorized and regulated by the Financial Services Authority
• Leading growth-oriented, middle-market investment banking firm
• Independent publicly traded firm (ticker: PJC)
• Full-service capabilities and unparalleled execution
• Growing presence in global growth markets
• Built on a 100+ year track record of quality service and customer success
• Significant investment in European operations with genuine trans-atlantic capabilities
INTRODUCTION
Chicago
London
(Banking, Sales & (Banking, Research,
Ltd.*
San Francisco
Shanghai
Advisory Ltd.*
Minneapolis—
Headquarters
(Banking, Research, Sales &
Trading)
Palo Alto
(Banking & Research)
Chicago
(Banking)
New York
(Banking, Research &
Trading)
London
Piper Jaffray Ltd.**
Sales & Trading)
Tel Aviv
Nessuah
Ltd.*
(Banking, Sales & Trading)
(Banking)
China Growth
(Banking)
Boston
(Sales & Trading)

Softlines Retail, Mass
Merchandising &
Multichannel Commerce
Leisure & Entertainment
Catalogue / Internet Retailing
Retail: Hardlines
Food Processing & Distribution
Restaurants
Broadlines Specialty Retailing
Consumer
Breadth of Industry Expertise
INTRODUCTION
Real Estate Investment Trusts
(REITs)
Small- and Mid-Capitalization
Banks
Specialty Finance
Banks & Investment Banks
Financial Technologies & Services
Financial
Medical Technology
Health Care
BioPharmaceuticals Health Care Services
Information-Driven Health
Care & Lab Services
Business Services
Business Information Services
Professional Services
Offshore Outsourcing
PreK-12 Education
Postsecondary Education
Learning Technology
Corporate Training
Business Process Outsourcing
Technology Services
HR Outsourcing
Marketing Services
Semiconductor Capital Equipment
Software Applications
Software Infrastructure
Wireless Communications Equipment
Analog/Mixed Signal Semiconductors
Data Networking & Wireline
Telecommunications
Defense Electronics & Homeland
Security
Enterprise Computing & Storage,
Semiconductors
Internet Media & Marketing
Security & Design
Technology
Building Materials & Services
Flow & Process Controls
Industrial Distribution/Fabrication
Specialty Chemicals
Specialty Vehicles
Transportation & Logistics
Other Manufacturing & Services
Metal Processing
Packaging
Plastic Processing
Security & Safety
Industrial

School Specialty

PLATO LEARNING

Renaissance Learning

The Princeton Review

LeapFrog

PiperJaffray

TechSkills.com

Learning Tree International

THE RICHARDSON COMPANY

CCi Corinthian Colleges, Inc.

Capella Education Company

Laureate Education, Inc.

LogicBay

DigitalThink

COLLEGIS The I-Campus Architect

Guides for the Journey | PiperJaffray

INTRODUCTION
Corporate Training
Postsecondary Education
PreK-12 Education
• Providers of the underlying technology
infrastructure which supports human
capital and knowledge management
organizations
• Providers of training and development
products and services for the corporate
market
• Private, for-profit providers of higher
education worldwide
• Both bricks-and-mortar and online
delivery
• Providers of products and services for the
preK-12 education market
• Includes supplies, educational products,
software, content, assessment and testing
• Over 15 years of experience serving
education companies
• Completed over 36 financing
transactions raising over $2 billion
• Acted as an M&A advisor in more
than 55 transactions
Representative Clients:
Representative Clients:
Representative Clients:
Learning Technology
Representative Clients:
Comprehensive Education Platform

Capella Education Company
ChildrenFirst
Bright Horizons
Lightspan
Plato Learning
Sylvan
LeapFrog
ProQuest
The Learning Company
Riverdeep
The Princeton Review
RC2
JAKKS Pacific, Inc.
SEGA.com
Family Wonder
Learning Tree International
LogicBay
Mattel
JSB
Family Education Network
Pearson
Wave
The Thomson Corporation
Christian Colleges, Inc.
School Specialty

websitepros
Baidu 百度
webclients.net
ValueClick
Greenfield
gozing
Marchex
Overstock.com
Shopping.com
convio
NETFLIX

FINGERHUT
ALPHA
Broder Bros.
ashford.com
Global Sports Inc
Dr. Leonard's
Buy.com
dELiAs
J.Jill
iTurf
dELiAs

Guides for the Journey
PiperJaffray.

INTRODUCTION
Selected Transactions
Catalog
Education
Convertible Preferred Stock
has been acquired by
has been acquired by
SB Acquisition, Inc.
Underwritten Shelf
Take Down
a portfolio company of
has been acquired by
a portfolio company of
Bain Capital Partners
Private Investment
in Public Equity
has been acquired by
13% Senior Subordinated
Notes due 2007 and
Warrants to Purchase
Common Stock
has been acquired by a
Private Equity Investor
Initial Public Offering
has been acquired by has been acquired by
has agreed to divest its
K-12 businesses to
Apollo Advisors, L.P Follow-on Offering Initial Public Offering
has been acquired
by
Follow-on Offering
has acquired
Interactive Marketing Services
has acquired
Initial Public Offering Initial Public Offering
has been acquired by
Sole Managed PIPE Private Placement
has been acquired by
has sold its Cyber Patrol
business to
has been acquired by
Initial Public Offering
Follow-on Offering
Convertible Exchange
Preferred Stock
Follow-on Offering
3.75% Convertible
Debt due 2011
Initial Public Offering Series D Convertible
Preferred Stock
Initial Public Offering
Initial Public Offering
In Process
Initial Public Offering
Follow-on Offering

ChildrenFirst
Bright Horizons
Guides for the Journey
PiperJaffray

1000s

Guides for the Journey | PiperJaffray

EARLY CHILDHOOD EXPERIENCE
• Early childhood care represents a $40+ billion industry in the United States
• Highly fragmented, with the 50 largest providers
accounting for less than 10% of the market
• Increasing percentage of working parents and employer
concerns over absenteeism and retention drive need for
early childcare services
• Demographics of “Current Baby Boom” are driving market
growth
Transaction Overview
U.S. Population Projections: 0 - 4 years of age
(Adapted from www.census.gov/population/projections)
15,000
16,000
17,000
18,000
19,000
20,000
21,000
22,000
23,000
24,000
25,000
1995 2000 2005 2015 2025
Years
Key Investment Considerations
• Bright Horizons Family Solutions (Ticker: BFAM, $980M
market cap), the world's leading provider of employer-
sponsored child care and early education, announced it has
completed the acquisition of ChildrenFirst Inc., an operator of employer-sponsored back-up child care centers serving more than
270 clients in the United States and Canada
September 13, 2005
Piper Jaffray acted as sole advisor to ChildrenFirst
has been acquired by
Piper Jaffray & Co. initiated the above transaction, assisted in the negotiations and served as exclusive financial advisor to ChildrenFirst.

Private Owner
48%
Public Ownership
52%

Other
21%
Buyer Advisory
18%
Seller Advisory
61%

GUIDES FOR THE JOURNEY
PiperJaffray.

INTRODUCTION
Premier Middle Market Public Company Advisor
Client Ownership
Assignments
Note: Since 2000
Note: Since 2000
Source: Thompson Financial and Piper Jaffray; U.S. buyers and sellers only
* Excludes investment banks with average deal size > $500 million
Piper Jaffray 49
Jefferies & Co. 48
Keefe Bruyette& Woods 39
CIBC World Markets 35
Robert W. Baird & Co. 34
William Blair & Co. 30
SandlerO’Neill & Partners 26
Harris Williams 26
Daniels & Associates 26
Goldsmith Agio Helms & Co. 21
Duff & Phelps 20
Rothschild 19
RBC Capital Markets 19
Lincoln Partners 19
SocieteGenerale 18
National Bank Financial 17
McDonald Investments 15
Advisor in 2004 *
Number of
Firm
Deals Closed
Piper Jaffray: Top Middle-Market
Citigroup Global Markets 125
Goldman Sachs & Co. 114
Morgan Stanley Dean Witter 105
JP Morgan Chase & Co. 101
Credit Suisse First Boston 88
Lehman Brothers 86
UBS Warburg 69
Banc of America Securities 64
Merrill Lynch & Co. 59
Piper Jaffray 49
Jefferies & Co. 48
Deutsche Bank Alex. Brown 47
Lazard 43
CIBC World Markets 35
Robert W. Baird & Co. 34
Bear Stearns & Co. 33
William Blair & Co. 30
Piper Jaffray: Top Ten Wall Street
Advisor in 2004
Number of
Firm
Deals Closed

Premium 4 Weeks Prior to Announcement (%)
Piper Jaffray
Citigroup
Jefferies & Co.
JP Morgan
Raymond James
McDonald Investments
Goldman Sachs
William Blair & Co.
RBC Capital
Lehman Brothers
Keefe Bruyette & Woods
Sandler O'Neill
Merrill Lynch
Morgan Stanley

GUIDES FOR THE JOURNEY | PiperJaffray

Data based on lead or sole advisories from 2000-2004
Source:  Securities Data Corporation
INTRODUCTION
Public Company Seller Advisories – Premiums
27.3%
28.7%
29.7%
30.6%
31.0%
31.8%
32.4%
34.5%
34.7%
35.5%
36.6%
37.9%
39.8%
43.1%
0%
10%
20%
30%
40%
50%

SANGAMO

ACUSPHERE

SoftBrands

ACADIA

GUIDES FOR THE JOURNEY | PiperJaffray.

FINANCING EXPERTISE FOR SMALL CAP GROWTH COMPANIES
• Piper Jaffray team has completed over 70 privately negotiated transactions for public company clients since 2001
• Cumulative proceeds raised of over $1 billion
• Experience includes:
–
PIPEs
Privately negotiated sales of unregistered securities
through a discreet and targeted marketing process
–
Registered Directs (RDs)
Privately negotiated sales of registered securities off an
issuer’s effective shelf registration statement
–
Block Trades
Existing shareholder seeks to sell large block of
securities
Public Equity Offerings Privately Negotiated Transactions
2005 Equity Offerings
Growth Sectors, <$2B Market Cap
• #1 underwriter of small-cap growth stocks
• Exceptional institutional and retail distribution combined with strong aftermarket trading
Growth Sectors include Consumer, Financial, Health Care, Business Services,
Education and Technology
Data as of 12/6/2005
Common Stock
$19,600,000
November 2005
Convertible
Preferred Stock
$18,000,000
August 2005
Common Stock
$18,700,000
September 2005
Common Stock
with Warrants
$36,000,000
April 2005
Representative Transactions:
29 William Blair & Co. 14
31 Credit Suisse First Boston 13
31 Thomas Weisel Partners LLC 12
32 Wachovia Capital Markets LLC 11
33 Citigroup Global Market Inc. 10
33 Goldman Sachs & Co. 9
35 Banc of America Securities 8
37 SG Cowen Securities Corp 7
38 Merrill Lynch & Co. 6
10 UBS Securities Inc. 5
41 Lehman Brothers 4
46 J.P. Morgan Securities Inc. 3
47 CIBC World Markets 2
51 Piper Jaffray & Co. 1
# of Deals Manager Rank,

✓

✓

✓

✓

✓

GUIDES FOR THE JOURNEY | PiperJaffray.

INTRODUCTION
Retaining the Right Financial Advisor for Evaluating Strategic Alternatives
• The Board will be called upon to evaluate a range of strategic alternatives and communicate the results of its analyses to the shareholders
• The procedures employed by the Board, including the details of any transaction process, may be disclosed in detail in a public document filed with the SEC and subject to intense scrutiny by the SEC and shareholders
• Given the complexity and scrutiny inherent in evaluating Socrates' strategic alternatives, an experienced, reputable investment bank with proven experience is essential to ensure maximum protection for the Board in exercising its fiduciary duties
• In choosing a financial advisor who can effectively perform this role, the Board should consider the following:
Effectively Assisting the Board in Discharging its Fiduciary Obligations
Education Services Expertise
Capabilities of a Full Service
Investment Bank
Reputation in the Marketplace
M&A Expertise
Public Company Expertise

SECTION II Situation Overview

SITUATION OVERVIEW
Decision to Review Strategic Alternatives
• Socrates was formed on April 30, 2001 through the combination of Early Childhood LLC (private) and Smarterkids.com (public)
• The Company’s common stock began trading on May 1, 2001 at $5.61 per share and is currently traded on the NASDAQ Small Cap Market
• Despite favorable industry fundamentals, an attractive business model and positive financial performance, the Company suffers from a lack of research coverage, thin trading volume and relatively small institutional investor interest
• As a result, the Company enjoys few of the benefits of being a public company:
–
The public market has historically valued  Socrates' shares at low multiples
–
Low trading volume for the Company’s stock has afforded its shareholders limited liquidity
–
The Company’s market cap and trading volume make it difficult to effectively access the public equity markets as a financing source
• However, Socrates remains subject to the costs associated with being a public company
–
Legal, accounting and reporting costs
–
Management time
–
Meeting short-term expectations of the public market
–
Sarbanes-Oxley related costs continue to grow
• The Company’s private equity shareholders have reached the end of their planned holding period and need to consider a means by which liquidity can be achieved
As a Result of the Above, the Board has Elected to Consider a Range of Strategic and Financial
Alternatives

Price
Volume (in thousands)
May-2001
Aug-2001
Nov-2001
Feb-2002
May-2002
Aug-2002
Nov-2002
Feb-2003
Apr-2003
Jul-2003
Oct-2003
Jan-2004
Apr-2004
Jul-2004
Oct-2004
Dec-2004
Mar-2005
Jun-2005
Sep-2005
Dec-2005

Guides for the Journey | PiperJaffray.

SITUATION OVERVIEW
Historical Market Performance
P/E Ratio: 10.7x
0
50
100
150
200
250
300
350
400
450
500
550
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
Stock Price as of 12/9/05 $6.93
12-Month High $7.94
12-Month Low $4.30
12-Month Average Daily Volume (000s) 11.011
Price Volume (000s)
1-Week Average $6.80 12.244
30-Day Average $6.73 6.192
90-Day Average $6.71 9.246
180-Day Average $7.02 9.190
YTD Average $6.21 11.326
12-Month Average $6.10 11.011

May-01
Aug-01
Nov-01
Feb-02
May-02
Aug-02
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05

Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05

GUIDES FOR THE JOURNEY PiperJaffray

SITUATION OVERVIEW
Relative Equity Performance
Socrates' Return:
64.6%
S&P 500’s Return:
5.9%
School Specialty’s Return:
-4.7%
NASDAQ’s Return:
6.0%
Since Merger
Data as of 12/9/05; Merger on 5/1/01
Socrates' Return:
18.7%
S&P 500’s Return:
-0.2%
School Specialty’s Return:
60.7%
NASDAQ’s Return:
4.3%
Last Twelve Months
0
25
50
75
100
125
150
175
200
225
250
Socrates School Specialty NASDAQ S&P 500
50
75
100
125
150
175
200
225
250
Socrates School Specialty NASDAQ S&P 500

SITUATION OVERVIEW
Recent Trading Ranges
Last Two Years
Last Six Months
Data as of 12/9/05; Merger on 5/1/01;          Reflects 12/9/05 price of $6.93.
Last Twelve Months
Since Merger
95%
80%
20%
5% 89%
11%
62% 38%
Average Price:
$3.99
Average Price:
$5.65
Average Price:
$5.98
Average Price:
$6.97
1%
16%
10%
2%
9%
4%
7%
6%
7%
9%
11%
5%
7%
1% 1%
4%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
$0.51 -
$1.00
$1.01 -
$1.50
$1.51 -$2.01 -
$2.00 $2.50
$2.51 -$3.01 -
$3.00 $3.50
$3.51 -$4.01 -
$4.00 $4.50
$4.51 -$5.01 -
$5.00 $5.50
$5.51 -$6.01 -$6.51 -$6.93 -
$6.00 $6.50 $6.92 $7.00
$7.01 -
$7.50
$7.51 -
$8.00
9%
11%
9%
14%
21%
10%
15%
1% 1%
8%
0%
5%
10%
15%
20%
25%
$3.51 -
$4.00
$4.01 -
$4.50
$4.51 -
$5.00
$5.01 -
$5.50
$5.51 -
$6.00
$6.01 -
$6.50
$6.51 -
$6.92
$6.93 -
$7.00
$7.01 -
$7.50
$7.51 -
$8.00
3%
10%
15%
16%
3%
5%
28%
3% 3%
15%
0%
5%
10%
15%
20%
25%
30%
$3.51 -
$4.00
$4.01 -
$4.50
$4.51 -
$5.00
$5.01 -
$5.50
$5.51 -
$6.00
$6.01 -
$6.50
$6.51 -
$6.92
$6.93 -
$7.00
$7.01 -
$7.50
$7.51 -
$8.00
1%
10%
51%
5% 5%
28%
0%
10%
20%
30%
40%
50%
60%
$5.51 - $6.00 $6.01 - $6.50 $6.51 - $6.92 $6.93 - $7.00 $7.01 - $7.50 $7.51 - $8.00

Institutional
Holdings
15%
Insider Holdings
17%
Private Equity
Holdings
28%
Other Holdings
40%

GUIDES FOR THE JOURNEY | PiperJaffray

SITUATION OVERVIEW
Ownership Profile
(1) Source: Institutions’ 13F filings
(2) Source: Company’s 14A filings; Filing as of 3/15/05
Institutional Holdings
(1)
Private Equity Holdings
Institution Name Shares
% of Total Shares
Outstanding
Firm Name Shares
% of Total Shares
Outstanding
Gruber & McBaine Capital Management 480,445 5.4% William E. Simon & Sons Private Equity 1,478,700 16.5%
Heartland Advisors 364,100 4.1% IPP99 Private Equity 988,647 11.1%
Rutabaga Capital Management 243,938 2.7% Total Private Equity Holdings 2,467,347 27.6%
Ashford Capital Management 90,800 1.0%
First Wilshire Securities Management 78,599 0.9% Other Holdings
Goldman Sachs & Co. 18,021 0.2% % of Total Shares
California Public Employees Retirement System 4,600 0.1% Description Shares
Outstanding
Geode Capital Management 4,441 0.0% Total Other Holdings 3,614,243 40.4%
Axa Rosenberg Investment Management 3,450 0.0%
UBS Securities LLC 3,005 0.0%
Barclays Global Investors 2,040 0.0% Total Shares Outstanding 8,936,124 100.0%
iShares Russell Microcap Index 2,040 0.0%
Northern Trust Global Investments 1,555 0.0%
Northern Trust Investments 600 0.0%
Kentucky Teacher's Retirement System 600 0.0%
Merrill Lynch & Co. 250 0.0%
Bear, Stearns & Co. 62 0.0%
Total Institutional Holdings 1,298,546 14.5%
Insider Holdings
(2)
Ownership Breakdown
Insider Name Shares
Outstanding
Ron Elliott 1,323,104 14.8%
Richard Delaney 116,000 1.3%
Jeffrey Grace 66,977 0.7%
Al Noyes 35,225 0.4%
Colin Gallagher 10,000 0.1%
Scott Graves 2,912 0.0%
Robert MacDonald 1,479 0.0%
Judith McGuinn 291 0.0%
Total Insider Holdings 1,555,988 17.4%

Top Institutional Buyers & Sellers (LTM)
SITUATION OVERVIEW
(1) Data as of 9/30/2005 13F filing
(2) Data as of 6/30/2005 13F filing
* Cost basis determined by multiplying average share price of security during quarter of 13F filing's release and aggregate change in holdings of security
** Assumes 12/9/2005 price of $6.93 per share
Institutional Investor
(1)
Aggregate Shares Cost Basis per Share
Return to
Current Price
Ashford Capital Management
(1)
90,800 $3.82 81.3%
Axa Rosenberg Investment Management
(1)
3,450 $6.94 -0.1%
Barclays Global Investors
(1)
2,040 $7.09 -2.3%
Bear, Stearns & Co.
(2)
62 $3.51 97.7%
California Public Employees Retirement System
(1)
4,600 $5.95 16.5%
First Wilshire Securities Management
(1)
78,599 $7.09 -2.3%
Goldman Sachs & Co.
(1)
18,021 $3.51 97.7%
Gruber & McBaine Capital Management
(1)
480,445 $5.61 23.5%
Heartland Advisors
(1)
364,100 $6.04 14.7%
Merrill Lynch & Co.
(1)
250 $4.09 69.3%
Rutabaga Capital Management
(1)
243,938 $6.44 7.7%
UBS Securities LLC
(1)
3,005 $7.09 -2.3%
High 480,445 $7.09 97.7%
Mean 107,443 $5.60 33.5%
Median 11,311 $6.00 15.6%
Low 62 $3.51 -2.3%

SITUATION OVERVIEW
Small- and Mid-Cap Issues
• As a result of the substantial amount of capital flowing into mutual funds and pension funds in recent years, many institutional investors have increased their minimum size threshold for investing in public companies
• The demand for small - and mid-cap stocks is generally restricted to opportunities in high growth companies in rapidly expanding markets with the prospect for the size of the Company to grow substantially within the next 12 to 18 months
• For companies in slower growth market segments, institutional investors often require minimum market capitalizations in excess of $1 billion and significant trading volume when considering investing in public companies
• Research analysts play an extremely significant role with institutional investors
• It is essential to have institutional investors among a company’s shareholder base as they help to create an active trading market for the stock, which translates into adequate liquidity for shareholders
• The importance of institutional investors to create and maintain liquidity in the stocks of public companies is substantial, as evidenced by the fact that institutional investors account for approximately 80% of all trading volume for stocks listed on the three major stock exchanges
• Additional costs associated with Sarbanes-Oxley compliance has become the “last straw” for sub-$100 million market capitalization companies

$0-20
$20-50
$50-100
$100-200
$200-300
$300-400
$400-500
$500-600
$600-700
$700-800
$800-900
$900-1,000
$1,000-2,000
$2,000-3,000
$3,000-4,000
$>4,000

GUIDES FOR THE JOURNEY
PiperJaffray.

SITUATION OVERVIEW
Number of
Companies
Average Number of
Analyst Estimates
Source:  Factset
Data as of 12/1/2005
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
Market Capitalization
($ in millions)
0
2
4
6
8
10
12
14
16
Number of Companies Average Number of Analyst Estimates

SITUATION OVERVIEW
Research Economics
• Resulting minimum reported daily volume required 80,000 shares / day
• If the investment bank is the most active market maker in the company’s stock, it could represent up to half of the trading volume
50%
• The resulting minimum reported daily trading volume for one investment bank is 40,000 shares/day per stock
40,000 shares
• Estimated trading days in a year of 250. 250 days
• The reported trading volume generated by the investment bank must be 10,000,000 shares per stock per year (Note: the actual number of transactions may be as low as half of the reported figure due to double counting of NASDAQ trades)
10,000,000 shares
• The average institutional commission is, at most, $0.05/share on each side of a trade. $0.05
• As a result, the trading commissions per stock should be about $500,000 per year $500,000
• One analyst’s capacity to adequately understand and communicate the prospects for a company is about 20 specific names
20 companies
• A typical investment bank’s sell-side equity analyst needs to generate $10 million in trading commissions per year to support the sales/trading operation and the costs of research
$10,000,000

SITUATION OVERVIEW
Small-Cap Valuations
Source:  Capital IQ
Data as of 12/1/2005
21.0x 10.0x 8.0% $812 Total Russell:
16.6x 8.7x -20.5% 74 Decile:  10
19.0x 9.7x -8.3% 181 Decile:  9
20.3x 10.1x -3.2% 271 Decile:  8
18.6x 10.2x 2.9% 380 Decile:  7
23.5x 9.8x 7.0% 513 Decile:  6
20.6x 9.7x 10.4% 672 Decile:  5
20.1x 9.5x 7.1% 866 Decile:  4
21.2x 10.0x 20.1% 1,106 Decile:  3
21.5x 9.9x 21.3% 1,480 Decile:  2
23.0x 12.1x 42.0% $2,554 Decile:  1
Median LTM
P/E Ratio
Median EBITDA
Multiple
Mean 1 Year
Return
Mean Market
Capitalization ($ mm)
Breakdown of the Russell 2000

SITUATION OVERVIEW
SEC Costs
• Average annual cost of being a public company in fiscal 2004 for companies with revenue less than $1 billion has tripled to $3.4 million since Sarbanes-Oxley was passed (Source: Foley & Lardner LLP survey in January 2005)
• Companies with less than $100 million in market capitalization expect to pay $820,000 to comply with the internal-control rules (Source: Financial Executives International survey in March 2004)
• Audit fees for companies in the S&P Small-Cap 600 index surged an average of 84 percent in 2004 (Source: Foley
& Lardner)
• Mounting costs have prompted some public companies to consider taking their business private (Source: Foley &
Lardner survey of 147 public companies)
– 20 percent of respondents said they were considering going private, up from 13 percent in 2003
– 10 percent considered selling the company, up from 6 percent in 2003
– 14 percent considered merging with another company, up from 7 percent in 2003
Sarbanes-Oxley is Accelerating the Pace of Privatization for Smaller Companies

Less than $150 million 0.5%
$150 to $500 million 1.6%
$500 to $1,000 million 2.2%
Greater than $1,000 million 95.7%

GUIDES FOR THE JOURNEY.™ | PiperJaffray.

SITUATION OVERVIEW
Conclusion:  For Most Small and Mid-Cap Companies Mergers & Acquisitions Represent the
Only Real Means to Realize a Premium Valuation and Significant Liquidity
Market Capitalization of Companies
on the Major Exchanges
Market Capitalization
• As illustrated in the chart below, over 95% of the total market capitalization of companies on the NASDAQ, American and New York stock exchanges is accounted for by companies with market capitalizations greater than $1 billion
Source:  Factset
Data as of 12/1/2005

SECTION III Strategic Alternatives

STRATEGIC ALTERNATIVES
Shareholder Value Strategies
Overview
• Socrates’ Board has a range of alternatives available
to it in enhancing shareholder value
• We have preliminarily provided a qualitative
overview of those alternatives that address the
Board’s primary objectives
– Shareholder liquidity
– Value maximization
• Piper Jaffray is uniquely qualified to assist the
Board in evaluating and potentially executing other
alternatives, if appropriate
Maximize
Shareholder
Value
Operating
Strategy
Value
Recognition
Capital
Structure

Maximize
Shareholder
Value
Capital
Structure
Debt
Equity
New Issue
Refinance
Retire
New Issue
Share Repurchase
Dividend Policy
Private Placement
Public Issue
Bank Financing
IPO
Follow-On
Tender Offer
Share-Repurchase
Program
Special Dividend
Ordinary
Dividend
Capital Structure
STRATEGIC ALTERNATIVES

Maximize
Shareholder
Value
Value
Recognition
Communication
Defensive
Mechanisms
Analyst Coverage
Institutional
Support
Reporting/
Disclosure
Poison Pill
Staggered Board
Blank Check
Preferred
Capture
“Unrealized” Value
Break Up
Break Up
Spin-off
Carve-out
Company Sale
Value Recognition
STRATEGIC ALTERNATIVES

STRATEGIC ALTERNATIVES
Overview of Primary Alternatives - Liquidity
Status Quo
Sale of Company to Strategic / Financial Buyer
Privately Negotiated Equity Placement
Share Repurchase
Publicly Marketed Follow-On Offering

• Preserves opportunity to create value for shareholders
through execution of business plan
• Least disruptive for operations, management and
employees
• Strong balance sheet
• No significant liquidity in near-term
• Value maximization/liquidity alternative may
not always be available
• May not attract new research coverage or greater
trading liquidity
• Does not address capital market issues
Advantages
Disadvantages
STRATEGIC ALTERNATIVES
Description: Execute Stand-Alone Business Plan (Status Quo)
Probability of Success Versus Objectives: Low

• Provides capital for the Company (if primary shares
sold)
• May provide some liquidity for existing
shareholders (if secondary shares sold)
• Increases float
• Research coverage likely through underwriters
• Some increase in trading volume likely
• Limited liquidity
• Potential dilution
• Public shareholder expectations
Short-term results
Share price volatility
• Time and expense of offering
Management time
Auditors, counsel, printer, roadshow
• Difficult to attract new public investors
• Use of proceeds?
• Does not address public company issues
Advantages
Disadvantages
STRATEGIC ALTERNATIVES
Description: Selling Equity to the Market
Probability of Success Versus Objectives: Fair

• “Story” projections can often be better explained to
sophisticated investors
• Minority investments by strategic corporate
partners or non-traditional investors may enhance
valuation if their are possible synergies
• Transaction costs and time demands may be less
than public equity offerings
• Institutional and/or strategic investors may add
value through “value-added” board participation,
market or key contact introductions, or informal
consulting
• Limited liquidity to current investors
Unlikely change in volume or research coverage
• Valuation at a discount to public market price
Dilution and marketability
• Less visibility than public offering
• Investor usually requires board seat (although company
may desire a new value-added board member)
• Investors typically require registration within specified
period of time
• Use of proceeds?
• Does not address public company issues
Advantages Disadvantages
STRATEGIC ALTERNATIVES
Description: Selling Equity to Institutions
Private Institutional Placement of Equity (“PIPE”) or Registered Direct (“RD”)
Probability of Success Versus Objectives: Low

Advantages Disadvantages
STRATEGIC ALTERNATIVES
Description: Institute Share Buyback Program Via Open Market Purchases or Dutch
Auction
• Can be viewed as positive signal by “Street”
• Can increase EPS and (hopefully) market value
– “Financial engineering”
• Dutch Auction provides greater certainty of fixed
price range and fixed time period for larger
repurchase
• Limited liquidity for current investors
• Positive effects may be minimal / temporal
• Shareholders may question use of capital/use of
balance sheet versus other strategies - perceived lack
of opportunities
• Buy shares at a premium to market in a Dutch
Auction
• Can not control exact share buyback price in an open
market purchase
• Reduces float, less future trading opportunity for
investment banking firms
• Increases leverage
Probability of Success Versus Objectives: Low

• Likely maximize near-term shareholder value
Fiduciary “outs” help ensure highest price
• Board determines process and criteria
• May be structured to preserve upside for existing
shareholders
• Possible synergies, exchange of skills
• Eliminates public market scrutiny and costs
• Upside for existing shareholders may be
diluted/eliminated
• Fate of senior management and employees unknown
• May face integration issues
• May have to accept buyer’s currency
• Industry conditions/financial health of most likely
acquirers will dictate success
Usually outside of Company’s control
• Confidentiality / competitive dynamics
Advantages Disadvantages
STRATEGIC ALTERNATIVES
Description: Sale of Controlling Equity Interest to Strategic Buyer
Probability of Success Versus Objectives: Good to High

• May maximize near-term shareholder value
Fiduciary “outs” help ensure highest price
• Board determines process and criteria
• Financial buyers are typically sophisticated
investors committed to growing the business
Additional capital availability
• Eliminates public market scrutiny and public
company costs
• Opportunity for management to implement business
plan and participate in upside
• Limited organizational change
• Full liquidity event
• Upside for existing shareholders may be eliminated
–
Expectation that management will roll over stake
• Leverage may inhibit some future initiatives
• Capital markets driven
–
Specifically, availability of senior and
subordinated  debt
Company performance and size critical
factors
• Attractiveness also driven by perceived timing and
success of sponsor’s exit
• Greater scrutiny on process
–
Extensive 13E3 disclosures
Advantages Disadvantages
STRATEGIC ALTERNATIVES
Description: Sale of Controlling Equity Interest to a Financial Buyer
Probability of Success Versus Objectives: High

• Management partners with a private equity firm and
makes an offer to purchase the Company
• Board may form a Special Committee of unaffiliated
Directors
• Market check or public announcement may be
necessary to fulfill fiduciary obligations
• Numerous financial buyers are contacted through
auction process
• Buyers may offer management a meaningful equity
position to align motivations of all parties
• Full Board participation for significant portion of
process; may necessitate Special Committee at some
point in the process
MBO
LBO
MBO versus LBO
STRATEGIC ALTERNATIVES

STRATEGIC ALTERNATIVES
Summary of Alternatives
No No Yes Yes Yes Yes Retained Operational Risk
Yes
(by definition)
No Change
Maybe
?
None
Immediately
Down
Private
Placement
Likely Likely
Reduced
(Use of
Capital)
Yes
(by definition)
No Change
Access to Expansion
Capital
High Low No Change No Change No Change
Opportunity for Employee
Ownership
Maybe Yes No No No Synergistic Combination
Immediate Immediate Immediate ? ?
Time to Significant
Liquidity
Complete Complete Partial Yes/Maybe No Change Market Liquidity
Higher Highest
No Change to
Up
No Change to
Down
No Change Relative Valuation
Financial
Buyer Sale
Strategic Sale
Share
Repurchase
Equity
Offering
Status Quo

SECTION IV Preliminary Valuation Observations

PRELIMINARY VALUATION OBSERVATIONS
Financial Summary
Fiscal year ended December 31
$ in Thousands
ACTUAL ESTIMATED PROJECTED
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Revenue
Early Childhood 63,000 $          70,190 $          78,490 $          91,109 $          103,575 $        114,160 $        131,284 $        147,038 $        158,919 $        171,759 $
Elementary School 29,849 30,570 31,431 30,177 29,900 30,400 30,908 31,425 31,951 32,485
Total Revenue 92,849 100,760 109,921 121,286 133,475 144,560 162,192 178,463 190,869 204,244
Cost of Goods Sold 59,747 64,478 70,427 80,133 87,070 94,640 104,967 114,159 120,663 127,587
Gross Profit 33,102 36,282 39,494 41,153 46,405 49,920 57,225 64,305 70,206 76,658
Selling, General & Administrative 44,693 32,891 34,857 38,028 39,130 40,230 44,813 48,951 51,972 55,206
EBIT (11,591) 3,391 4,637 3,125 7,275 9,690 12,413 15,353 18,234 21,452
Adjustments 1,773 879 - (541) 2,455 674 - - - -
Adjusted EBIT (9,818) 4,270 4,637 2,584 9,730 10,364 12,413 15,353 18,234 21,452
Depreciation & Amortization 7,466 1,554 1,697 1,710 1,842 2,192 2,109 2,124 2,061 1,981
Adjusted EBITDA (2,352) $           5,824 $            6,334 $            4,294 $            11,572 $          12,556 $          14,521 $          17,477 $          20,295 $          23,433 $
EBIT (11,591) 3,391 4,637 3,125 7,275 9,690 12,413 15,353 18,234 21,452
Adjustments 1,773 879 - (541) 2,455 674 - - - -
Public Company Expenses - - - - 1,260 1,876 2,105 2,316 2,477 2,651
Adjusted EBIT before Public Company Expenses (9,818) 4,270 4,637 2,584 10,990 12,240 14,518 17,669 20,711 24,103
Depreciation & Amortization 7,466 1,554 1,697 1,710 1,842 2,192 2,109 2,124 2,061 1,981
Adjusted EBITDA before Public Company Expenses (2,352) $           5,824 $            6,334 $            4,294 $            12,832 $          14,432 $          16,626 $          19,793 $          22,772 $          26,084 $
Capital Expenditures 2,303 $            1,203 $            1,183 $            1,864 $            1,500 $            2,112 $            2,289 $            2,451 $            1,909 $            2,042 $
Net Working Capital 16,450 13,307 17,157 21,912 23,937 25,978 28,953 31,645 33,617 35,729
(Inc) Dec in Working Capital - 3,143 (3,850) (4,755) (2,025) (2,042) (2,975) (2,692) (1,972) (2,112)
Key Financial Ratios
Early Childhood Growth - 11.4% 11.8% 16.1% 13.7% 10.2% 15.0% 12.0% 8.1% 8.1%
Elementary School Growth - 2.4% 2.8% (4.0%) (0.9%) 1.7% 1.7% 1.7% 1.7% 1.7%
Total Revenue Growth - 8.5% 9.1% 10.3% 10.0% 8.3% 12.2% 10.0% 7.0% 7.0%
Gross Margin 35.7% 36.0% 35.9% 33.9% 34.8% 34.5% 35.3% 36.0% 36.8% 37.5%
Adjusted EBIT Margin (10.6%) 3.4% 4.2% 2.6% 5.5% 6.7% 7.7% 8.6% 9.6% 10.5%
Adjusted EBITDA Margin (2.5%) 5.8% 5.8% 3.5% 8.7% 8.7% 9.0% 9.8% 10.6% 11.5%
Adjusted EBIT before Public Company Expenses Margin (10.6%) 4.2% 4.2% 2.1% 8.2% 8.5% 9.0% 9.9% 10.9% 11.8%
Adjusted EBITDA before Public Company Expenses Margin (2.5%) 5.8% 5.8% 3.5% 9.6% 10.0% 10.3% 11.1% 11.9% 12.8%
Capital Expenditures / Revenue 2.5% 1.2% 1.1% 1.5% 1.1% 1.5% 1.4% 1.4% 1.0% 1.0%
Net Working Capital / Revenue 17.7% 13.2% 15.6% 18.1% 17.9% 18.0% 17.9% 17.7% 17.6% 17.5%
(Inc) Dec in Working Capital / Revenue - 3.1% (3.5%) (3.9%) (1.5%) (1.4%) (1.8%) (1.5%) (1.0%) (1.0%)
* FY 2006P adjustments include KPMG audit expenses of $554,000 and Tatum Partners expenses of $120,000
** FY 2005E adjustments include OTC litigation expenses of $359,000, investigation costs of $1,545,000, KPMG audit expenses of $244,000, Tatum Partners expenses of $187,000, and Kayser Settlement of $120,000
*** FY 2001 adjustments include $879,000 in merger related expenses
**** FY 2000 adjustments include $1,773,000 in merger related expenses

PRELIMINARY VALUATION OBSERVATIONS
Valuation Summary
Price: $6.93
$12.56
$12.67
$12.91
$13.90
$12.08
$11.79
$11.13
$14.98
$8.49
$9.05
$13.85
$14.05
$13.39
$15.36
$12.91
$14.25
$12.30
$16.55
$9.51
$9.73
$6.00
$7.00
$8.00
$9.00
$10.00
$11.00
$12.00
$13.00
$14.00
$15.00
$16.00
$17.00
$18.00
(1) Assumes 2005E EBITDA of $11.6 million, which includes public company costs
(2) Assumes 2005E EBITDA of $12.8 million, which excludes public company costs of $1.3 million
(3) Assumes 2006P diluted EPS of $0.64 per share, which includes public company costs
(4) Assumes 12/9/2005 Stock Price of $6.93 per share
(5) No synergies assumed, only adjustments of $1,876 to reflect credit of public company costs
* Does not include valuation of net operating losses; Share prices calculated using diluted shares outstanding at offer price via Treasury Stock Method
** Public company, LBO, and Accretion / Dilution analyses' share prices and multiples include artificial range of 5.0% around acquisition share price
*** Piper Jaffray estimates based upon financials provided by management; Current market price reflects only most recent publicly disclosed financial performance
Public Company Analysis
Education
Transactions Analysis
DCF Analysis LBO Analysis
Accretion / Dilution
Analysis
(5)
M&A Transaction Premiums
Mean & Median EBITDA
trading multiples of public
Educational Products /
Services Companies:
Mean & Median EBITDA
trading multiples of public
Catalog / Online Retail:
Mean & Median 2006P P/E
Ratios of public
Educational Products /
Services Companies:
Mean & Median 2006P P/E
Ratios of public Catalog /
Online Retail Companies:
Mean & Median EBITDA
Multiples of M&A
transactions in the
Educational Products /
Services sector:
Assumes EBITDA exit
multiples of 7.0x - 9.0x and
a discount rate of 17.0%:
Assumes a required IRR of
25%, total leverage of
4.75x, and an 8.0x exit
multiple:
School Specialty -
Assumes 0% equity
financing:
Mean M&A Premiums for
Educational Products /
Services Transactions since
1/1/2000
1 Day  - 4 Weeks Prior to
Transaction:
Mean M&A Premiums for
Going Private Transactions
since 1/1/2000
1 Day  - 4 Weeks Prior to
Transaction:
10.5x - 11.6x 10.6x - 11.8x 20.1x - 20.8x 21.6x - 23.9x 9.1x - 9.7x 8.8x - 10.6x 8.4x - 9.3x 11.3x - 12.5x 22.4% -37.3% 30.6% -40.4%
2005E EBITDA
(1)
2005E EBITDA
(1)
2006P EPS
(3)
2006P EPS
(3)
2005E EBITDA
(2)
2005E EBITDA
(2)
2005E EBITDA
(2)
2005E EBITDA
(2)
12/9/05 Stock Price
(4)
12/9/05 Stock Price
(4)

Price
Volume (in millions)
Dec-2004
Feb-2005
Mar-2005
May-2005
Jun-2005
Aug-2005
Sep-2005
Oct-2005
Dec-2005

GUIDES FOR THE JOURNEY™ | PiperJaffray.

PRELIMINARY VALUATION OBSERVATIONS
Case Study of Proposed School Specialty Acquisition by Bain
Investor Reaction
Deal Metrics
Date of Announcement May 31, 2005
Proposed Closing Date September 30, 2005
Enterprise Value $1.50 billion
Transaction Multiples LTM
Sales $1,041.3 million
EV/Sales 1.4x
EBITDA $122.6 million
EV/EBITDA 12.2x
5/31/05:
SCHS
receives $49
cash offer
10/3/05:
Merger is
cancelled
• New Board of Directors
• Management team to stay in
place
• No layoffs expected
• Continue to do acquisitions
• Support from Bain Capital on
key initiatives
• More debt
• One single owner versus
several thousand investors
• Strong, experienced team at
Bain
• Focused financial performance
as we have today, but no longer
focused as much on
quarterly performance
• Easier to do acquisitions and
integrations with a single
partner
Expectations for Change          Benefits to the
Company
Comparison of Debt Structure (in Millions)
Old Structure New Structure
New Debt $ 0 $ 675
Bank Debt-Term Loans 0 240
Bank Debt-Revolver 49 102
Bank Debt-A/R Securitization 85 85
Convertible Debt 133 0
Capital Leases 17 17
Total Debt $284 $1,119
0.000
1.000
2.000
3.000
4.000
5.000
6.000
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00

Section V Recommendation

RECOMMENDATION
• Based on what we understand the Board's objectives to
be, we would recommend a sale process via a limited
auction
– Shareholder liquidity
– Value maximization
• Proposed process design
– Limited group of relevant strategic purchasers
– Financial sponsors
Appropriate fund size
Relevant sector interest
Public to private transactions
• Timing of a sales process-seasonality
• Elementary school segment
• Market has not received quarterly financial information
since March 2005
– We would recommend releasing information and
letting market digest news/performance
Additional Factors To Consider Actions

SECTION VI Investment Thesis

Early Childhood 78%
Elementary School 22%

Revenue CAGR 9.3%
$160
$140
$120
$100
$80
$60
$40
$20
$0
$16
$14
$12
$10
$8
$6
$4
$2
$0
2001
2002
2003
2004
2005E
2006P

GUIDES FOR THE JOURNEY | PiperJaffray

Leading Platform Company in Early Childhood Educational Products
Historical & Projected Financial Performance
(1) 2005 and 2006 projections provided by management
(2) In February 2003 Socrates Acquired ECMD
2005E Revenue Mix
• Premier developer, manufacturer and retailer of educational products sold to childcare programs, preschools, elementary
schools and consumers
• Primarily focused on early childhood, which is the most
attractive segment of the large educational products market, with multiple demographic growth drivers
• Extensive product portfolio with high percentage of high-
margin proprietary products offers one-stop shopping for the best in early childhood educational products
• Multichannel marketing capabilities with highly sophisticated, very cost-effective targeting processes
• High-value, high-touch customer experience builds a unique bond with the Company’s customer base
• Outstanding track record of organic and acquisition-related growth with many additional investment opportunities to
further accelerate future growth
• Strong profitability with the opportunity for significant near-
term cost synergies in a transaction
($ in millions)
INVESTMENT THESIS

HIGH GROWTH SEGMENT OF LARGE MARKET OPPORTUNITY
• Overall preK-12 Educational Products Industry
– Approximately $7 billion industry
– Overall K-12 spending approximately $440B, expected
to grow at 2.5% CAGR 2005-2013*
– Spending not highly correlated to economic conditions
• Early Childhood Educational Products Industry
– Overall childcare spending approximately $40B,
expected to grow at approximately 7%**
Pop growth plus increased percentage of students
attending (1-2%)
Price increases driven by high demand (5%)
– Multiple growth drivers
Documented educational benefits
Increasing percentage of working parents
Increasing involvement of state governments
Population growth—“Baby Boom”
– Not highly correlated to economic conditions
– And not as dependent on government spending--
approximately 75% private pay
number in thousands
Projected K-12 Enrollments and Per Pupil Spending in the U.S.
Projected 0-4 yrs old Population Growth in the U.S.
Early Childhood is the Most Attractive Segment of the Educational Products Market
*  NCES
** Wall Street estimates
Source: National Center for Education Statistics (NCES)
U.S. Population Projections: 0 -4 years of age
(Adapted from www.census.gov/population/projections)
15,000
16,000
17,000
18,000
19,000
20,000
21,000
22,000
23,000
24,000
25,000
1995 2000 2005 2015 2025
Years
40,000
42,000
44,000
46,000
48,000
50,000
52,000
54,000
56,000
58,000
1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012
$6,000
$6,500
$7,000
$7,500
$8,000
$8,500
$9,000
$9,500
$10,000
Enrollment Per Pupil Spending

DISCOUNT SCHOOL SUPPLY

POCET

ECMD

EARLY CHILDHOOD MANUFACTURERS' DIRECT

SINCE 1996

COLORATIONS

Teachers' favorite – only at DSS!

Crayola

LEGO

ELMER'S

GUIDES FOR THE JOURNEY | PiperJaffray.

• One of the most comprehensive product portfolios in the industry, covering the full range of early childhood products
• Arts and Crafts are a core focus
–
Colorations brand tied with Crayola for name recognition
in relevant market
–
Consumable nature translates into high reorder rates
• High percentage of high margin, proprietary products
–
Approximately 37% of products are company-developed
–
Paint formulations all developed and manufactured in-
house
• Largest single selection of furniture and equipment in the early childhood market
–
Highly successful ECMD model benefits vendors and
customers by facilitating broad product comparisons
• Highly effective product development effort
–
Consult with qualified educators to ensure educational or
developmental value
–
Company-developed products are difficult to duplicate
• Advanced overseas sourcing expertise
–
Many years experience in sourcing from China
–
Well established manufacturing relationships
Learning  Centers Infant/Toddler Manipulatives Clearance
Chairs
Carpets Infant/Toddler
Rest Mats/Cots Classroom Storage Tables
Lofts/Room Dividers Social Seating
Proprietary Products
BioColor SchoolWrapPacs
Active Play Furniture Dramatic Play Arts & Crafts
High Quality, Third Party Products
One-Stop Shopping
BROAD RANGE OF HIGH-QUALITY EDUCATIONAL PRODUCTS

DISCOUNT SCHOOL SUPPLY
Celebrate With Us!
ECMD
MANUFACTURER-DIRECT SAVINGS OF 20-55%
EXPRESSION
Earlychildhood NEWS

3% Students
34% Owners/Directors/ Administrators
43% Teachers
16% Staff/ Caregivers
4% Others

DISCOUNT SCHOOL SUPPLY

ECMD

SmarterKids

Earlychildhood.com

NewsLink

DISCOUNT SCHOOL SUPPLY

GUIDES FOR THE JOURNEY | PiperJaffray

HIGHLY-DEVELOPED MULTICHANNEL MARKETING STRATEGY
Sales Representatives—Workshops, Trade Shows
Online—Websites, E-mail
Print--Catalogs, Newsletters
• Sophisticated catalog marketing effort forms the core of the company’s marketing strategy
–
2.4M DSS  and 900K ECMD catalogs mailed in 2004
–
Advanced database marketing analytics drive high
levels of efficiency
–
Cost-effective targeting allows more frequent
mailings, which enable quicker price and product
changes and more frequent contact with customers
–
High-value content results in catalog becoming a
learning resource, which creates longer shelf life
• Full e-commerce capabilities for each of the companies
principal brands
–
Sites for each of  DSS, ECMD, SmarterKids.com and
EPI
–
Earlychildhood.com designed to be one of the
principal vehicles for reaching online customers
–
Offers content from Earlychildhood NEWS
–
E-mail marketing opportunity with Newslink
• National sales force of education consultants
–
Understand the preschool and elementary school
environment and the unique demands placed on early
childhood instructors
–
Promote company-developed products and programs
to teachers and administrators through in-school
demonstrations and workshops
Broad Reach, Cost-Effective
Circulation: 55,000
2.4M/yr
900k/yr
6x/yr

Marble Art with Colorations® Glitter Paint
"We use Colorations® Glitter Paint by dropping round marbles into paint pots... the resulting marble paintings are gorgeous."

Shandra Amon

"This is the first time I have ordered from Discount School Supply. I was very impressed with the quality of the products, the low prices, and the speedy delivery (only 2 days!)...This is a one-stop shop for me! I won't go anywhere else!
...There are also a lot of great project ideas I can't wait to try with my daughter.
Thank you!"

STOUT
UNIVERSITY OF WISCONSIN

GUIDES FOR THE JOURNEY | PiperJaffray.

HIGH VALUE CUSTOMER EXPERIENCE
Highly Satisfied, Captive Customer
Contextual Merchandising of
Unique Products
Socrates Creates a High Value Experience that Allows it to Develop a Unique Bond with its Customers
Compelling Content
High-Touch Service from
Education Consultants
Unique
Professional Development
Opportunities
“Let Us Take Care of You”
Quick Delivery from
Multiple Distribution
Centers

2005 Ed Expo Exhibitors

ABB Creations
ACCO Brands, Inc.
AccuCut Systems
Acme United Corp.
Action Media Inc.
Adams Mfg. Corp.
ADDC Systems, LLC
Aeromax, Inc.
Briarpatch, Inc.
Califone International, Inc.
CAM Commerce Solutions
Capstone Press
CarePlay
Camoy Educational Services
Carpets for Kids Etc., Inc.
Carson-Dellosa Publishing
Della of Sweden
Designs International, Inc.
DesignWay, Inc.
Devine Entertainment Corp.
Dexter Educational Toys, Inc.
Diamond Comics/
Alliance Games
Diana Day Publishing & Training
Exclusive Educational Products
Eyo Soy Toy, Ltd.
E-Z Grader Co.
Family Games, Inc.
Fanny's Play House, Inc.
Filexec Products
Finger Magic

GUIDES FOR THE JOURNEY | PiperJaffray.

• This large market is highly fragmented—more than
3,300 companies provide supplemental educational
products*
• School Specialty is the leading player in the overall
market with 14% share – but not in Early Childhood
• School Specialty consolidation activity reduced number
of competitors with significant size
• Most competitors are smaller, regional players, and less
equipped to compete, as price sensitivity intensifies
• With continued strong organic growth and multiple
acquisition targets, there is an excellent opportunity for
the company to further build on its market leadership
position to become the clear #1 company in Early
Childhood educational products
*Source: National School Supply and Equipment Association (NSSEA))
FRAGMENTED COMPETITIVE LANDSCAPE
Competitive Landscape
Socrates has the Opportunity to Become the Dominant Market Leader in Early Childhood Educational
Products

Develop Positive, Forceful Responses
Potential Issues Recommended Response
INVESTMENT THESIS
• Doesn’t the termination of the Bain offer after School Specialty’s miss in Q3 indicate that Bain’s view on the sector turned negative?
• Wasn’t the multiple in the Bain deal possible only because of the extraordinary leverage proposed in that transaction?
• School Specialty says that Arts and Crafts and Early Childhood were the hardest hit areas during the state budget cutbacks—doesn’t that mean that you are in a strategically vulnerable position in recessionary times?
• How can you compete successfully against School Specialty once they focus on this market?
• Why should we pay value for the Elementary School business?
• School Specialty had a number of company-specific missteps with regard to the quarter, which resulted in a meaningful miss to their near-
term expectations.  The company refused to consider any price adjustment, and the transaction was terminated for this and due to conditions in the debt markets.  The company continues to
communicate that Bain fully endorsed the company’s market position and strategy and School Specialty maintained its guidance for FY07.
• The earnings growth outlook for School Specialty is much lower than for Socrates.  Our better growth opportunities will allow for extremely strong equity returns with only modest leverage.
• Our growth has not and will not be constrained by state funding. The childcare market is 75% private pay, and the expansion of state sponsorship for the early childhood market will more than compensate for spending constraints in individual states.
• We are already a very formidable competitor for School Specialty.  For example, we believe we are further along in two areas that School
Specialty is attempting to improve—direct marketing analytics and overseas sourcing.
• The Elementary School business is an excellent product that is simply not in our core focus area.  We have initiated operational changes to jumpstart the growth for this business and it would undoubtedly grow even faster were it part of an organization with a core focus on the K-
12 market or fundraising.

SECTION VII Potential Buyers

POTENTIAL BUYERS
Overview of Potential Acquirors
+ Would allow expansion into growing, less government-dependent U.S. early childhood market
+ Potential revenue synergies from Socrates’ distribution channel
– Many lack size necessary to complete acquisition
– Some focus exclusively on proprietary products
Educational Products
Toy Manufacturers
Office Products Suppliers
Catalog / Direct Marketers
Educational Content Providers
Childcare Providers
K-12 Educational Services
Arts / Crafts Suppliers Private Equity Firms
+ Socrates’ market positioning allows for early customer acquisition
+ For some, good fit with existing arts and crafts businesses
– Larger toy companies focus on branded products, distribution through channel
– Mixed success with acquisitions in educational products sector
+ This category includes most of the largest B2B catalog companies
+ Often focus on the education market
– Less experience with higher-end educational products
– Not “high-touch” services model
+ Early childhood is undertargeted slice of overall market opportunity
+ Could leverage Socrates distribution to sell content
– Product business model differs from Content/Publishing business model
– Potentially dilutive to margins
+ Great appreciation for Socrates marketing strategy, distribution capabilities
+ Early childhood market focus would be complementary to certain catalogers
– Most of largest catalog companies have strong B2C focus
– Little experience selling educational products
+ Good fit with current arts & crafts focus of Socrates
+ Would address current seasonality issues (focused in Q4)
– Primarily retail distribution
– Less experience with higher-end educational products
+ Best understanding of market growth dynamics, product needs
– Socrates’ customer base may not want to purchase from competitor
+ Early childhood is undertargeted slice of overall market opportunity
+ Could leverage Socrates distribution to sell content
– Product business model differs from Content/Publishing business model
– Potentially dilutive to margins
+ Multiple firms with relevant sector expertise in education, marketing
+ Tremendous amount of capital available drives strong appetite
+ Attracted to platforms with strong management
– Would have to compete with natural strategic acquirer

SCHS: Tailoring The Message
School Specialty Issues Socrates Positioning Points
POTENTIAL BUYERS
• “We are the natural acquirer and your best liquidity option.”
• Stock is suffering from post-Bain hangover.  Growth outlook for near-term is modest.
• Recent performance in Early Childhood and Arts and Crafts has been disappointing.
• Desire to be #1 in each of its market segments.
• Strategic shift in positioning underway from “Distribution
Company” to “Education Company.”
• Strategic shift in focus from provider of general products that are delivered from “top down” to specialty products that are delivered from “bottoms up.”
• Acquisition focus on specialty products providers with high percentage of proprietary products.
• Maintains double digit operating margins.
• The Bain transaction has raised awareness of the opportunities for the sector.  We are receiving multiple inbound calls.
• Socrates acquisition would help restore market confidence in
SCHS growth story.
• Socrates would provide SCHS with a better performing, better positioned platform in the Early Childhood sector.
• Socrates would enable SCHS to assume #1 position in the Early
Childhood segment, which is 18% of preK-12 population.
• Socrates model is very much a high-value Early Education
products company.
• Socrates is very much a specialty products provider with very well-established “bottoms up” marketing channels to Early
Childhood Education professionals.
• Socrates percentage of 37% proprietary products is very good and would not dilute School Specialty’s focus.
• Significant potential for immediate cost synergies that will comfortably allow School Specialty to maintain their current levels of profitability.

POTENTIAL BUYERS
Summary of Potential Buyers
Educational Products
Aristotle (Geneve)
Courier Corp.
Findel
Knowledge Universe
LeapFrog
Lakeshore Learning
School Specialty
Toy Manufacturers
Hasbro
JAKKS Pacific
Mattel
RC2
Educational Services
Educate
Follett
Washington Post (Kaplan)
Arts / Crafts Suppliers
A.C. Moore Arts & Crafts
American Greetings
CSS Industries
Hallmark (Binney & Smith)
Hobby Lobby Stores
Jo-Ann Stores
Mega Bloks (Rose Art)
Michaels Stores
Plaid Enterprises
Office Products Suppliers
Buhrmann (Corporate Express)
Genuine Parts (S.P. Richards)
Office Depot
OfficeMax
Staples
United Stationers
Catalog / Direct Marketers
Colorbök (FdG)
Oriental Trading (Brentwood)
Childcare Providers
A.B.C. Learning Centres
Bright Horizons
Knowledge Learning
Haights Cross
Houghton Mifflin
John Wiley & Sons
McGraw-Hill
Pearson
Plato Learning
ProQuest
Educational Content Providers
Reed Elsevier
Renaissance Learning
Riverdeep
Scholastic
Thomson
WRC Media (Ripplewood)

The Aristotle Corporation

Courier.com

FINDEL PLC

Guides for the Journey | PiperJaffray

POTENTIAL BUYERS
Strategic Buyers – Educational Products
Company
Revenues
($ MM)
Market Cap
($ MM)
Net Debt
($ MM) Headquarters Description
Aristotle Corp. (Geneve)
$187 $120 $20 Stamford, CT The Aristotle Corporation and its subsidiaries engage in the manufacture and distribution of educational, health, medical technology, and agricultural products. It operates in two segments, Educational and Commercial. The Educational segment primarily sells supplemental educational supplies and equipment to school districts, individual schools, teachers, and curriculum specialists, who purchase products for school and classroom use.
Courier Corp.
$227 $457 ($34) North Chelmsford, MA Courier Corporation and its subsidiaries engage in printing, publishing, and selling various types of books primarily in the
United States. It operates in two segments, Book Manufacturing and Specialty Book Publishing. Book Manufacturing segment produces hard and soft cover books, as well as provides related services. Specialty Book Publishing segment publishes books in approximately 30 specialty categories, including fine and commercial arts, children’s books, crafts, music scores, graphic design, mathematics, physics and other areas of science, puzzles, games, social science, stationery items, and classics of literature.
Findel plc
$884 $707 $445 United Kingdom Findel plc provides home shopping and educational supplies, as well as mail order catalogues and logistics services to third parties. The company’s home shopping division offers a range of consumer products through five catalogues and a monthly mailing program to the female customer base. The range of products it offers includes household, textile and bedding, electrical and furniture, nursery products, and gifts and greeting cards. Its educational division offers a range of products from pre-school to secondary education. This division supplies science, sports, musical instruments, and furniture to educational establishments.
Its International division exports to approximately 150 countries worldwide.
Knowledge Universe
N/A N/A N/A Menlo Park, CA Knowledge Universe invests in and operates companies engaged in the knowledge and information services industry, particularly companies with an intellectual-property and education-content focus. The firm was founded in 1996 by Michael Milken.

LEAP FROG
Lakeshore LEARNING MATERIALS
School Specialty

GUIDES FOR THE JOURNEY | PiperJaffray

POTENTIAL BUYERS
Strategic Buyers – Educational Products (cont’d)
Company
Revenues
($ MM)
Market Cap
($ MM)
Net Debt
($ MM) Headquarters Description
LeapFrog Enterprises Inc.
$658 $804 ($74) Emeryville, CA LeapFrog Enterprises, Inc. engages in the design, development, and marketing of technology-based learning products and related proprietary content for students of all ages. The company designs its products to enable infants and toddlers through high school students learn age-and skill-appropriate subject matter, including phonics, reading, writing, math, spelling, science, geography, history, and music. Its product line includes learning platforms, which are portable hardware devices; educational software-
based content, such as interactive books and cartridges, which are designed for use with the company’s learning platforms; and
stand-alone educational products.
Lakeshore Learning Materials
$150 N/A N/A Carson, CA Lakeshore Learning Materials operates as a mail-order school-supply company. Its product categories include active play, arts and crafts, block play, children's books, dramatic play, furniture, school games, health and nutrition, infants and toddlers, language, manipulatives, mathematics, music, puzzles, sand and water, science, social studies, take-home packs, and teacher resource products. The company also provides language tools, literature, mathematics, reading, research and reference, teaching resources, and writing materials. In addition, it offers heavy duty storage, tables and chairs, classroom carpets, classroom display, computer stations, bins and organizations, and fully assembled furniture.
School Specialty Inc.
$1,006 $838 $235 Greenville, WI School Specialty, Inc. provides products, programs, and services that improve student achievement and development in the
United States and Canada. It operates through two segments, Specialty and Essentials. The Specialty segment offers educational disciplines, such as art, industrial arts, physical education, sciences, and early childhood. This segment also supplies student academic planners, videos, DVDs, published educational materials, and sound presentation equipment. The Essentials segment provides consumables that consist of classroom supplies, instructional materials, educational games, art supplies, and school forms, as well as school furniture, and indoor and outdoor equipment.

Hasbro
JAKKS Pacific inc.
MATTEL
RC2

GUIDES FOR THE JOURNEY | PiperJaffray.

POTENTIAL BUYERS
Strategic Buyers – Toy Manufacturers
Company
Revenues
($ MM)
Market Cap
($ MM)
Net Debt
($ MM) Headquarters Description
Hasbro Inc. $3,075 $3,624 $45 Pawtucket, RI Hasbro, Inc. provides children's and family leisure time entertainment products and services worldwide. The company engages in designing, manufacturing, and marketing games and toys. It offers various games, including traditional board and card games, hand-held electronic games, trading card games, and roleplaying games, as well as electronic learning aids and puzzles.
Its toy products include boys' action figures, vehicles and playsets, girls' toys, electronic toys and plush products, preschool toys and infant products, children's consumer electronics, electronic interactive products, and creative play and toy related specialty products.
JAKKS Pacific Inc. $680 $609 ($130) Malibu, CA JAKKS Pacific, Inc. engages in the design, development, production, and marketing of toys and related products. It offers a range of products, such as action figures and accessories, toy vehicles, and role-play toys and accessories; craft, activity, and stationery products; activity sets, compounds, playsets, lunch boxes, and writing instruments; infant and preschool electronic toys; TV activities, toy foam puzzle mats and blocks, activity sets, outdoor products, plush toys, and soft body dolls; and
seasonal toys and leisure products, including kites, pool toys, and water guns.
Mattel Inc. $5,186 $6,663 $354 El Segundo, CA Mattel, Inc. engages in the design, manufacture, and marketing of various toy products worldwide. The company sells its products to retailers, including discount and free-standing toy stores, chain stores, department stores, other retail outlets, and wholesalers in the United States. It sells its products directly to retailers and wholesalers in Europe, Latin America, Canada, and
Asia Pacific.
RC2 Corp. $488 $749 $97 Oak Brook, IL RC2 Corporation engages in the design, production, and marketing of collectibles and toys. The company’s products include automotive and racing vehicle replicas; agricultural, construction, and outdoor sports vehicle replicas; traditional children's toys;
sports trading cards, apparel, and souvenirs that comprise shirts, hats, jackets, sunglasses, key chains, can coolers, bumper stickers, and license plates; and collectible figures. It markets its infant and preschool products under the Learning Curve family of brands, which includes The First Years, Eden, and Lamaze brands, as well as other licensed properties.

Buhrmann	
GPC S.P. Richards Co. A Tradition of Trust	
Office Depot	
OfficeMax	
Staples	
United Stationers	

Guides for the Journey | PiperJaffray.

POTENTIAL BUYERS
Strategic Buyers – Office Products Suppliers
Company
Revenues
($ MM)
Market Cap
($ MM)
Net Debt
($ MM) Headquarters   Description
Buhrmann NV
$6,868 $2,411 $29 Netherlands BuhrmannNV and its subsidiaries supply office products and graphic systems, as well as related services to businesses and institutions primarily in North America, Europe, Australia, and New Zealand. It offers a range of office products, computer products, office furniture, desktop software products, and digital printing equipment and services.  Buhrmann is also the parent company of BT Office Products and Corporate Express, Inc.
Genuine Parts Co. (S.P. Richards Co.)
$9,627 $7,592 $161 Atlanta, GA Genuine Parts Company distributes automotive replacement parts in the United States, Canada, and Mexico. It operates in four divisions: Automotive Parts, Industrial Parts, Office Products, and Electrical/Electronic Materials (EEM). The Office Products
division sells computer supplies, office furniture, officemachines, desk accessories, business forms, accounting supplies, binders, writing instruments, envelopes, note pads, copy paper, mailroom supplies, and audiovisual supplies. This division also provides school supplies, including bulletin boards, teaching aids, and art supplies; and janitorial supplies, including cleaning supplies, paper towels, and trash can liners, as well as break room supplies, such as napkins, utensils, snacks, and beverages primarily to resellers.
Office Depot Inc.
$14,029 $9,046 ($268) Delray Beach, FL Office Depot, Inc. supplies office products and services in North America and internationally. The company provides its products in three categories: supplies; technology; and furniture and other. The supplies category includes paper, filing, binders, writing instruments, adhesives, school supplies, and ink and toner. It sells its products under Office Depot, Viking Office
Products, Viking Direct, 4Sure.com, Guilbert, and NiceDay brand names. The company offers its products and services through wholly owned retail stores, contract business-to-business sales relationships, commercial catalogs, and multiple Web sites.
OfficeMax Inc.
$9,391 $2,011 $1,872 Itasca, IL OfficeMax Incorporated provides office supplies, technology products and solutions, and furniture to businesses and consumers in the United States. The company distributes a line of office products, which include office supplies, technology products and solutions, and office furniture to corporate, government, and small and medium sized offices. It markets and sells products through field salespeople, outbound telesales, catalogs, the internet, and office products stores.
Staples Inc.
$15,693 $16,420 ($801) Framingham, MA Staples, Inc. and its subsidiaries distribute office products in North America and internationally. The company offers business machines, computers and related products, and office furniture. It also offers an array of services, including high-speed, color and self-service copying, other printing services, faxing, and pack and ship services.
United Stationers Inc.
$4,314 $1,622 ($7) Des Plaines, IL United Stationers, Inc., a wholesale distributor of business products, together with its subsidiaries, provides marketing and logistics services to resellers. The company’s products portfolio includes technology products, traditional office products, office furniture, and janitorial/sanitation Products. It markets its products to independent office products dealers and contract stationers, mega dealers, office products superstores, computer products resellers, office furniture dealers, mass merchandisers, mail order companies, sanitary supply distributors, drug and grocery store chains, and e-commerce merchants.

A.C.MOORE	
AMERICAN GREETINGS	
CSS	
Hallmark	

GUIDES FOR THE JOURNEY | PiperJaffray

POTENTIAL BUYERS
Strategic Buyers – Arts / Crafts Suppliers
Company
Revenues
($ MM)
Market Cap
($ MM)
Net Debt
($ MM) Headquarters    Description
AC Moore Arts & Crafts Inc.
$529 $270 ($1) Berlin, NJ A.C. Moore Arts & Crafts, Inc. operates as a specialty retailer in the eastern region of the United States. It offers a selection of arts, crafts, and floral merchandise to consumers. The company provides paints, brushes, canvas, drawing tools, rubber stamps and stationery, scrap booking supplies, stencils, and frames; stitchery, yarn, cake and candy making supplies, glass crafts, wood crafts, kids crafts, felt, glitter, doll making, dollhouses and furniture, and instructional books; and silk and dried flowers, flower vases and other products, floral arrangements, ribbon and lace, wedding related items, potpourri, candles, candle making supplies, and wicker baskets.
American Greetings Corp.
(Learning Horizons) $1,908 $1,535 $104 Cleveland, OH American Greetings Corporation engages in the design, manufacture, and sale of everyday and seasonal greeting cards, as well as other social expression products worldwide. It provides greetingcards, gift wrap, party goods, calendars, candles, balloons, and stationery, as well as educational products and custom display fixtures. American Greetings’ channels of distribution include mass merchandisers, chain drug stores, and supermarkets, as well as card and gift shops, department stores, military post exchanges, variety stores, and combo stores.  The company's Learning Horizons subsidiary retails educational toys and games.
Products include workbooks, write-on mats and cards, musical learning tapes, puzzles, flash cards, facts packs, photo board books, and stickers.
CSS Industries Inc.
$527 $343 $120 Philadelphia, PA CSS Industries, Inc. engages in the design, manufacture, and distribution of various seasonal and social expression products. Its seasonal products include gift wrap, gift bags, boxed greeting cards, gift tags, tissue paper, and paper and vinyl decorations. The company’s social expression products include classroom exchange Valentines, decorative ribbons and bows, Halloween masks, costumes, make-up and novelties, Easter egg dyes and novelties, and craft and educational products. CSS Industries sells its products in the United States and Canada by national and regional account sales managers, inside sales representatives, product specialists, and a network of independent manufacturers’ representatives.
Hallmark Cards, Inc.
(Binney& Smith) $4,200 N/A N/A Kansas City, MO Hallmark Cards, Inc. offers flowers, gifts and collections, cards and stationery, e-cards, and keepsake ornaments. It also owns and operates businesses in the family entertainment and personal development industries. The company markets its products
through a network of specialty retail stores and online.   Binney & Smith, a subsidiary, produces wax crayons, markers, colored pencils, paints, modeling compounds, and craft and activity products for use in schools and homes. It also offers writing instruments for adults.

HOBBY LOBBY CREATIVE CENTERS
JOANN
MEGA BLOKS
Michaels THE ARTS AND CRAFTS STORE
PLAID

GUIDES FOR THE JOURNEY | PiperJaffray.

POTENTIAL BUYERS
Strategic Buyers – Arts / Crafts Suppliers (cont’d)
Company
Revenues
($ MM)
Market Cap
($ MM)
Net Debt
($ MM)
Headquarters    Description
Hobby Lobby Stores, Inc.
$1,297 N/A N/A Oklahoma City, OK Hobby Lobby Stores, Inc., doing business as Hobby Lobby Creative Centers, operates a chain of art and craft stores in the
United States. It offers crafts, hobbies, picture framing, jewelry making, fashion fabrics, floral, cards and party, baskets, wearable art, home accents, and holiday supplies.
Jo-Ann Stores Inc.
$1,867 $282 $266 Hudson, OH Jo-Ann Stores, Inc. engages in the retailing of fabrics and crafts in the United States. The company operates retail stores under the Jo-Ann Fabrics and Crafts, and Jo-Ann names, which feature merchandise used in sewing, crafting, and home decorating projects. It offers soft line, hard-line, and seasonal products.
Mega Bloks Inc.
(Rose Art) $323 $700 $291 Montreal, QC Mega Bloks, Inc. engages in the design, manufacture, and marketing of construction toys in North America and internationally.
The company’s preschool products consist of larger blocks and less complex elements suitable for younger children. Its toys within preschool category include electronics, such as lights, sounds, music, and recognition technology that challenge and stimulate children to develop language basics, cognitive ability, motor skills, and basic mathematical concepts.
Michaels Stores Inc.
$3,591 $4,988 ($113) Irving, TX Michaels Stores, Inc. and its subsidiaries engage in the ownership and operation of a chain of specialty retail stores in the United
States and Canada. These stores feature arts, crafts, framing, floral, decorative wall decor, and seasonal merchandise for the hobbyist and do-it-yourself home decorator. Its wholly owned subsidiary, Aaron Brothers, Inc., operates a chain of framing and art supply stores. Recollections, the company’s scrap booking/ paper crafting retail concept, operates locations in Arizona,
Maryland, and Texas. Michaels also operates Star Decorators’ Wholesale Warehouse, with operations located in California,
Georgia, and Texas, offering merchandise primarily to interior decorators/ designers, wedding/ event planners, florists, hotels, restaurants, and commercial display companies.
Plaid Enterprises, Inc.
N/A N/A N/A Norcross, GA Plaid Enterprises, Inc. engages in creating, manufacturing, and distributing craft and home décor products. It offers craft painting, home decorative items, stamps, paper crafts, glass crafts, fabric decorations, needle crafts, kids’ crafts, glues, plastic crafts, and mosaics. Plaid Enterprises, Inc. is a portfolio company of Dyson-Kissner-Moran Corp.

COLORBÖK
Oriental Trading Company, Inc.

GUIDES FOR THE JOURNEY | PiperJaffray

POTENTIAL BUYERS
Strategic Buyers – Catalog / Direct Marketers
Company
Revenues
($ MM)
Market Cap
($ MM)
Net Debt
($ MM) Headquarters    Description
Colorbök
(FdG) $38 N/A N/A Dexter, MI Colorbok engages in the creation, distribution, and marketing of stationery, gift, scrap booking, memory craft, toys, and craft products worldwide. It provides its products to a range of specialty stores and chain stores.
Oriental Trading Company, Inc. (Brentwood)
$166 N/A N/A Omaha, NE Oriental Trading Company, Inc. operates as a direct marketer of novelties, toys, party supplies, crafts, gift items, home décor products, and garden accents. The company markets its products to individuals, businesses, and nonprofit organizations.

Haights Cross Communications
HOUGHTON MIFFLIN
WILEY
The McGraw-Hill Companies
PEARSON
PLATO LEARNING
ProQuest

GUIDES FOR THE JOURNEY | PiperJaffray

POTENTIAL BUYERS
Strategic Buyers – Educational Content Providers
Company
Revenues
($ MM)
Market Cap
($ MM)
Net Debt
($ MM) Headquarters    Description
Haights Cross Communications Inc. $211 N/A $335 White Plains, NY Haights Cross Communications, Inc., through its subsidiaries, engages in the creation, publication, and marketing of products for the education and library publishing markets. The company’s K-12 Supplemental Education segment publishes supplemental reading materials for the kindergarten through ninth grade market, as well as literary, biographical, and topical books published in series for school libraries. This segment also markets nonproprietary, supplemental reading products and literature for the K-
12 market. Its Test-Prep And Intervention segment provides state-specific test preparation materials for K-12 state-specific competency tests and proprietary instructional materials for students in kindergarten through eighth grade, who need assistance after using textbooks.
Houghton Mifflin Co. $1,357 N/A $1,102 Boston, MA Houghton Mifflin Companyoperates as apublisher in theprekindergarten throughgradetwelve (K-12) and college education, trade and reference, and educational, clinical, and professionaltesting markets primarily in the United States. It operates through four segments: K-12 Publishing, College Publishing, Trade .and Reference Publishing, and Other. The K-12 Publishing
segment sells textbooks, instructional materials and services, tests for measuring achievement and aptitude, clinical and special needs testing products, multimedia instructional programs, and career guidance products and services for elementary and secondary schools.
John Wiley & Sons Inc. $1,000 $2,383 $179 Hoboken, NJ John Wiley & Sons, Inc. publishes various print and electronic products for customers worldwide. It provides professional and consumer books, and subscription services; scientific, technical, and medical (STM) journals, encyclopedias, books, and online products and services; and educational materials for undergraduate and graduate students, teachers, and lifelong learners. John
Wiley & Sons publishes educational materials primarily in the sciences, geography, mathematics, engineering, accounting, business, economics, computer science, psychology, education, and languages for undergraduate, graduate, and advanced placement students; educators, and lifelong learners.
McGraw-Hill Companies Inc. $5,824 $19,900 ($462) New York, NY The McGraw-Hill Companies, Inc. provides information services and products to the education, financial services, and business information markets worldwide. It operates through three segments: McGraw-Hill Education, Financial Services, and
Information and Media Services. McGraw-Hill Education segment provides online learning and multimedia tools. Its School
EducationGroup provides educational andprofessionaldevelopment materials in various formatsto the prekindergarten to
12th grade market, as well as assessment and reporting services in the United States. This segment’s Higher Education,
Professional, and International Group provides e-books, online tutoring, customized course Web sites, subscription services, and materials to the higher education market.
Pearson plc $7,159 $9,590 $2,313 United Kingdom Pearson plc, through its subsidiaries, operates as a publishing company with its primary operations in the education, business information, and consumer publishing markets in the United States, the United Kingdom, and continental Europe. The company operates in three divisions: Pearson Education, The FT Group, and The Penguin Group. Pearson Education division is involved in the educational publishing services. It publishes textbooks, supplementary materials, and electronic education programs for elementary and secondary school, higher education, and business and professional markets.
Plato Learning, Inc. $131 $175 ($39) Bloomington, MN PLATO Learning, Inc. provides computer-based and e-learning instruction software and related services worldwide. Itoffers curricula in reading, writing, math, science, social studies, and life and job skills.  It markets its products and services to K-12 schools, colleges, job training programs, correctional institutions, military education programs, corporations, and individuals.
ProQuestCo. $548 $862 $542 Ann Arbor, MI ProQuest Company publishes solutions for the education, automotive, and power equipment markets. It operates in two segments: ProQuest Information and Learning (PQIL), and ProQuest Business Solutions (PQBS). The ProQuest Information and
Learning segment provides content to schools, academic institutions, and public libraries worldwide. PQIL offers published products, such as topic-specific products, digital vault initiative, SIRS products, digital dissertations, and serials solutions;
general reference products, including higher education, k-12, and reseller products; traditional products, such as microfilm and paper products; and classroom products that include custom online and print course materials, and textbook supplements, as well as study aids.

Reed Elsevier
Renaissance Learning
Riverdeep
SCHOLASTIC
THOMSON
WRC media

GUIDES FOR THE JOURNEY | PiperJaffray.

POTENTIAL BUYERS
Strategic Buyers – Educational Content Providers (cont’d)
Company
Revenues
($ MM)
Market Cap
($ MM)
Net Debt
($ MM) Headquarters    Description
Reed Elsevier NV
$4,808 $10,482 ($24) Netherlands Reed Elsevier NV operates as a publisher and information provider principally in North America and Europe. It operates in four segments: Elsevier, LexisNexis, Harcourt Education, and Reed Business. Harcourt Education segment provides print and multimedia teaching, and assessment materials principally for kindergarten to 12th grade students in the U.S.; and educational content to students and teachers principally in the U.K., Australia, New Zealand, and southern Africa.
Renaissance Learning Inc.
$115 $593 ($39) Wisconsin Rapids, WI Renaissance Learning, Inc. provides learning information systems software and school improvement programs to pre-
kindergarten through senior high schools in the United States. Renaissance Learning markets its educational products and services to teachers, school librarians, principals, entire schools, and school district personnel, as well as internationally through its subsidiaries in Canada, Australia, and the United Kingdom. In addition, the company provides software installation, application hosting, and database conversion and integration services.
Riverdeep Interactive Learning Limited
N/A N/A N/A Ireland RiverdeepInteractive Learning Limited operates as an education and consumer software company. It develops and delivers various pedagogical solutions for schools.  Riverdeep’s Web-based and CD-ROM solutions can be found in more than 45,000 schools in over 20 countries worldwide.
Scholastic Corp.
$2,255 $1,380 $639 New York, NY Scholastic Corporation and its subsidiaries engage in publishing and distributing children’s books worldwide. The company creates educational and entertaining materials and products for use in school and at home. It publishes and distributes textbooks, educational technology products, curriculum materials, and classroom magazines, as well as print and online reference, and nonfiction products for pre-kindergarten to 12th grade. Scholastic Corporation also produces and/or distributes software; children’s television programming, videos, DVDs, toys, and feature films; and consumer products, including promotional activities and nonbook merchandise, and sponsorship programs.
Thomson Corp.
$8,626 $23,028 $3,977 Stamford, CT The Thomson Corporation provides integrated information solutions to business and professional customers in the United
States. The company operates through four groups: Thomson Legal and Regulatory, Thomson Learning, Thomson Financial,
and Thomson Scientific and Healthcare. Thomson Learning group delivers solutions for individuals, businesses, and institutions through specialized content, applications, and services.
WRC Media Inc. (Ripplewood)
$214 N/A $286 New York, NY WRC Media, Inc. engages in developing, publishing, and marketing supplemental educational materials in the United States. It publishes classroom periodicals, grade-specific workbooks, and instructional materials for PreK-12 students. The company also offers print reference and informational materials for the tradechannel; publishes nonfiction and fiction books for K-12 students; provides print and electronic reference materials for the library channel; and distributes third-party books targeted for
K-12 students through its catalogs.  Compass Learning, a subsidiary of WRC, operates as a research-based technology learning solutions company. It produces educational assessment, curriculum, and management tools for grades pre-K through 12.

Bright Horizons FAMILY SOLUTIONS
Knowledge Learning Corporation Where Lifelong Learning Begins

GUIDES FOR THE JOURNEY | PiperJaffray

POTENTIAL BUYERS
Strategic Buyers – Childcare Providers
Company
Revenues
($ MM)
Market Cap
($ MM)
Net Debt
($ MM) Headquarters   Description
A.B.C. Learning Centres Ltd.
$223 $1,363 $117 Australia A.B.C. Learning Centres Limited is engaged in the provision of childcare services and education in Australia and New Zealand.
The training college managed by the Company educates students in the field of early childhood education and children's services.
The Early Childhood Training College is based in Brisbane and delivers training nationally. The college services include staff training and the opportunity for personnel to study Certificate lll, Diploma and Advanced Diploma courses leading to higher level tertiary qualifications.
Bright Horizons Family Solutions Inc.
$607 $976 ($29) Watertown, MA Bright Horizons Family Solutions, Inc. provides workplace services for employers and families, including early care and education and strategic work/life consulting in the United States, Canada, Ireland, and the United Kingdom. It provides center based child care, education and enrichment programs, elementary school education, backup care, before and after school care for school age children, summer camps, vacation care, and other family support services.
Knowledge Learning Corp.
N/A N/A N/A San Rafael, CA Knowledge Learning Corp. provides early childhood education and development programs that focus on health, safety, and development of the child. The company operates community child care centers, before and after school programs, and employer sponsored child care centers in the United States.

educate, inc.
Follett
The Washington Post Company

GUIDES FOR THE JOURNEY | PiperJaffray

POTENTIAL BUYERS
Strategic Buyers – Educational Services
Company
Revenues
($ MM)
Market Cap
($ MM)
Net Debt
($ MM) Headquarters Description
Educate Inc.
$349 $436 $131 Baltimore, MD Educate, Inc. provides tutoring and other supplemental services in schools, at learning centers, and over the Internet to pre-
kindergarten through twelfth grade students. The company operates through three business segments: Learning Center,
Institutional Services, and Online Learning Services.
Follett Corporation
$1,632 N/A N/A River Grove, IL Follett Corporation provides products and services for academicians and students in the United States. It provides library automation and management services, and online and on campus college bookstores in the U.S. and Canada. Follet also provides used textbooks and distributes educational materials to school libraries worldwide. The company, through its various operating units, serves students, parents, bookstores, teachers, and professors, as well as publishers, school administrators, school and public librarians, and consumers.
Washington Post Co.
(Kaplan Inc.) $3,508 $7,275 $191 Washington, DC The Washington Post Company operates in the media publishing and television broadcasting markets in the United States and internationally. It primarily operates in five segments: Newspaper Publishing, Television Broadcasting, Magazine Publishing,
Cable Television, and Education. The Education segment provides education products and services, which include supplemental education services made up of Kaplan Test Prep and Admissions; test preparation services for college and graduate school entrance exams; Kaplan Professional, providing education and career services to business people and other professionals; and
Score!, offering multimedia learning and private tutoring to children, and educational resources to parents.

POTENTIAL BUYERS
Financial Buyers
ABS Capital Partners
American Capital Strategies
American Securities Capital Partners
Apax Partners
Arcapita
Bain
Banc of America Equity Partners
Bear Stearns Merchant Banking
Berkshire Partners
Brentwood
Brockway Moran
Bruckmann, Rosser, Sherrill & Co.
Carlyle Group
Centre Partners
Charlesbank Capital Partners
Charterhouse
Chicago Growth Partners
CIVC Partners
Cortec Group
Cravey, Green and Wahlen
Dyson-Kissner-Moran Corp.
Fenway Partners Inc.
Falconhead
FdG
First Atlantic Capital
Freeman Spogli & Co.
Friedman Fleischer & Lowe, L.L.C.
Frontenac
Golden Gate Capital
Goldner Hawn Johnson Morrison
Great Hill
Gryphon
GTCR
Haas Wheat & Partners
Harbour Group Ltd.
Harvest Partners, Inc.
Hicks, Muse, Tate & Furst, Inc.
ICV Capital
Jordan Company, L.P.
JP Morgan
Knowledge Universe
KRG Capital
Leeds Leonard Green & Partners, L.P.
Liberty Partners
Linsalata Capital
MidOcean Partners
Morgenthaler Partners
Nautic Partners, LLC
New Mountain Capital
Norwest Equity Partners
Oak Hill Capital Management, Inc.
Oaktree Capital Management, LLC
Olympus Partners
Parthenon Capital, Inc.
Quad-C Management, Inc.
Summit Partners
TA Associates
Texas Growth Fund
Trimaran Capital Partners
Warburg Pincus & Co., LLC
Wellspring Capital Management, L.L.C.
Weston Presidio
Whitney & Co
William Blair
Willis Stein
Wind Point Partners
Windjammer Capital Investors

SECTION VIII Transaction Process and Timing

TRANSACTION PROCESS AND TIMING
Overview and Recommendations
• The foundation of the Piper Jaffray M&A practice is centered on rigorous process management designed to create strong momentum and a highly competitive buyer environment
– Thorough preparation
– Organization
– Efficient execution
– Active senior-level execution and leadership throughout the entire transaction
• Our goal is to orchestrate a competitive, controlled sale process which maximizes value and results in a high certainty of closing
– We have extensive experience in designing creative and flexible sale strategies, and every process is uniquely tailored to meet the specific needs and objectives of the shareholders
– We have no strategic constituents to appease
– We do the “heavy lifting” to allow management to focus their attention on the business and achieving projected results

TRANSACTION PROCESS AND TIMING
Sale Process
• Given the nature of this transaction, the structure of the marketing approach will most likely be a limited or controlled auction
• An important strategic consideration is whether or not an announcement should be made to the public, and when
Confidentiality
Business Interruption
Timing
Value Maximization
Multiple Alternatives
Competition
Deal Momentum
Number of Buyers
High
Low
Make Public Announcement
Yes
No
“The Balancing Act”

TRANSACTION PROCESS AND TIMING
Piper Jaffray has significant experience crafting and successfully executing a broad spectrum of marketing processes to achieve shareholder goals by:
• Creating competition and a sense of urgency
• Minimizing surprises and maximizing negotiating leverage
• Building and sustaining buyer credibility
• Finding the right partner for the Company
• Maintaining maximum confidentiality
• Fast speed to close (approx.
2-3 months)
• Proven ability to negotiate
price and terms with a single
buyer
• Create urgency by preparing
to go to a broader group of
buyers
• Contact a limited number of
buyers (approx. 5-20 buyers)
• Creates a streamlined
process
• Focuses on most logical
buyers
• Process duration of
approximately 3-5 months
• Contact a diverse universe
viable buyers (over 50)
• Maximizes alternatives
• Eliminates any doubts that
the best offer was received
• Process duration of
approximately 5-6 months
Process Alternatives
We Have Run all of These Processes with Tremendous Success
Exclusive Negotiation Targeted Process Comprehensive Process

GED Integrated Solutions

M
MORGENTHALER

Brockway Moran & Partners

Arch Aluminum & Glass Co., Inc.

LONG POINT CAPITAL

CRAVEY, GREEN & WAHLEN INCORPORATED

BECKER UNDERWOOD

CENTURY PARK CAPITAL PARTNERS

NEP
NORWEST EQUITY PARTNERS

AIR-serv

PROMETHEUS

GUIDES FOR THE JOURNEY.℠ | PiperJaffray.

TRANSACTION PROCESS AND TIMING
Stapled Financing
• Stapled financing can help to accelerate the process,
maximize value and ensure closing if a private equity
group emerges as the most likely winner
– Enables management to present the story first-hand
– Allows lenders to become more familiar with the
business earlier in the process
– Provides a floor for potential buyers to improve
upon
– Enhances confidence in first round initial
indications
• Using third-party sources eliminates any potential
conflicts of interest by ensuring that:
– Seller advisory role is independent from providing
buyer financing
– All advisor incentives and objectives are aligned
with the client's
– Focus is on value maximization, regardless of the
financing package utilized
Select Recent Pre-Arranged Financing Packages
has redeemed the equity interest of
and the Silverstein Family has
recapitalized the company with
a portfolio company of
has been acquired by
a portfolio company of
has been acquired by
Wind Point Partners
• Financing provided by Comerica Bank
of 5.2x total leverage
• Stapled financing package was used to
close the transaction
• Antares provided financing of 5.0x total
leverage
• Stapled financing package was ultimately
used to close the transaction
• GE Capital committed to provide senior
financing portion of the capital structuring
• Norwest Mezzanine Partners prepared to
underwrite mezzanine portion of the
capital structure
a portfolio company of
has been acquired by
• Financing provided by Antares at 5.0x
+ total leverage
• Stapled financing package was used to
close the transaction

TRANSACTION PROCESS AND TIMING
Mitigating Confidentiality Risk During the Selling Process
• Announce only
if required or
beneficial
• Limit due
diligence period
• Require
confidentiality
clause
• Conduct off-site, if
possible
• Conduct off-site
meetings, but
include tours
• Limit number of
meetings
• Piper Jaffray acts
as conduit
(facilitator and
coordinator)
• Portray as potential
investors/creditors/
other relationships
• Piper Jaffray and
management
research qualified
buyers
• Execute strict
confidentiality
agreements
• Confidential initial
description
• Limit and sequentially
number memoranda
• All communication
through Piper Jaffray
• Limit site visits
• Collect
information
expeditiously
• Involve only key
employee(s)
• Alternative
methods of
communication
(home vs. office)
Methods to
Mitigate Risk
High High Medium Medium Low
Risk of
Confidentiality
Leak
Closing
Events
Buyer Due
Diligence
Management
Meetings
Contacting
Buyers
Preliminary
Due
Diligence

TRANSACTION PROCESS AND TIMING
Timing for a Typical Two-Stage Auction
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32
• Conduct due diligence
• Develop marketing strategy and buyer list
• Prepare selling memorandum
• Prepare confidentiality agreements (C.A.)
• Finalize marketing materials
• Qualify and contact approved Buyers
• Distribute selling memorandum subject to signed C.A. and standstill agreement
• Prepare management presentations / on site documentation for Phase II
• Select Phase II buyer(s)
• Establish ground rules for Phase II
• Conduct company visits / management presentations
• Support buyer due diligence
• Distribute draft of purchase agreement
• Solicit final offers
• Evaluate final offers
• Further negotiate terms
• Select preferred buyer
• Draft and execute definitive agreement
• Conduct final due diligence
• Submit regulatory filing
Phase I Marketing 4 weeks
Due Diligence 4-5 weeks
Agreement Negotiation/Presentation 3-4 Weeks
Phase II Marketing 4-5 weeks
Select Buyer 2 Weeks
• Prepare and file proxy materials
• Press release
SEC Review/Comment 6 Weeks
Stock Holder Meeting 4 Weeks
• Close transaction
Sign Merger  Agreement 1-3 Weeks

Support Purchase Agreement
Negotiations
Support Purchase Agreement
Negotiations
Lead Negotiations/
Coordinate with Attorneys
Plan Post-Closing
Assimilation
Negotiations to
Close
Provide
Recommendations
Support Negotiations Lead Negotiations with Buyers/
Provide Recommendations
Final Buyer Approval
Buyer Selection
Coordinate Information Facilitate Process Establish Ground Rules/
Maintain Dialogue
Provide Information/
Respond to Data Requests
Buyer Due Diligence
Assist Assist in Production Prepare Draft/Organize Meetings Prepare Management Team/
Attend Presentations
Provide Input and
Direction/ Lead
Presentations
Management
Presentations
Provide
Recommendations
Analyze Initial Offers Clarify Terms and Valuation/
Develop Recommendations
Approve
Recommendations
Indications of
Interest
Specific Financial
Buyers
Strategic and Financial Buyers Key Strategic and Financial
Buyers
None
Initial Buyer Contact
Negotiate
(with Legal Counsel if Necessary)
As Necessary
(with Legal Counsel if necessary)
None
Confidentiality
Agreements
Final Review Research Potential Buyers Assess Prospective Buyers/
Develop Marketing Pitch
Final review/Analyze Viability Approve Candidates
Prepare Buyer List
Assist Assist in Drafting and Production Create Drafts/
Incorporate Company Information
Highlight Key Areas/
Formulate Selling Strengths
Provide Input and
Direction/ Review Drafts/
Final Approval
Prepare Confidential
Memorandum
Assist in Developing
Marketing Highlights
Develop Marketing Highlights/
Draft Company Description
Outline Key Positioning Points/
Anticipate Potential Issues
Guide Company and
Industry Perspectives
Develop Marketing
Strategy
Create Model Analyze Model and Assumptions Review Model Provide Key Assumptions
and Data
Prepare Financial
Forecast
Record Discussions/
Review Data
Develop List of Topics/
Generate Data Request
Lead Diligence Sessions Provide Information /
Respond to Data requests
Due Diligence and
Interviews
Specialists
(Gurtcheff/Hogan)
Execution Support
(Vaynberg/Kenworthy)
Execution Leaders
(Frost/Sznewajs)
Team Leaders
(Frost/Will)
Board of
Directors and/or
Management
TRANSACTION PROCESS AND TIMING
Significant Senior Level Commitment

• Tailored processes to meet objectives
• The highest quality selling memorandums
• Premier middle market reputations – we have access
to key decision makers
• Customized marketing script and strategy for each
buyer
• Senior bankers lead marketing
• Critical decision point – “all hands” involvement
• Experience in optimizing competitive environment
• Disciplined process management
– Significant diligence completed up front
– Negotiate purchase agreement
– Compress time to close
• Track record of delivering exceptional results
– Economic and non-economic terms
TRANSACTION PROCESS AND TIMING
Planning
Phase I Marketing
Phase II Marketing
Select Buyer
Finalize Transaction
Our Reputation is Built on the Quality of Our Execution
Piper Jaffray
Tenacious “Hands On” Execution
Key Objectives
Create a Highly Competitive
Environment
Maximize Value
Expedite Closing
Generate Enthusiasm
and Interest in the
Marketplace
The Right Message,
The Right Process

Section IX Why Partner With Us?

Premier Public Company
Middle Market Advisors
WHY PARTNER WITH US?
• Significant experience in the Learning Services industry
• Relationships with and access to key decision makers at strategic buyers
• Close relationships with relevant private equity buyers
Industry Knowledge and
Experience
Senior Level Attention
• Reputation for representing high quality companies
• Long history of successfully serving smaller capitalization public companies
• Tailored processes to meet objectives
• Commit experienced investment bankers throughout all phases of the transaction
• Client satisfaction is our number one objective
Rigorous Process Management and Strong Track Record In Sell-Side Assignments

Appendix A M&A Market Update

($ in billions)
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
LTM Q3 2004
LTM Q3 2005

($ in billions)
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05

GUIDES FOR THE JOURNEY | PiperJaffray.

• M&A activity remains strong in 2005, with YTD
transaction values up almost 30% over 2004
• Approximately 8,000 transactions have been
announced in the last 12 months, representing
nearly $900 billion in transaction value
•
Economic and market factors remain largely
favorable
- Strong business performance and a growing
economy
- Strategic buyers are active and seeking growth
through acquisitions
- Large overhang of uninvested private equity
capital
- Aggressive lending markets combined with low
interest rates
- Higher energy prices beginning to impact the
economy
M&A Market Continues to Build Momentum
Source:  Thompson Financial
M&A MARKET UPDATE
Reported Deal Values
$400
$800
$1,200
$1,600
Historical M&A Activity
$0 0
3,000
6,000
9,000
12,000
15,000
Total Reported Deal Values       Number of Deals
Recent M&A Activity
$0
$50
$100
$150
$200
$250
$300
0
500
1,000
1,500
2,000
2,500
Number of Deals

ABC

LINSALATA CAPITAL PARTNERS

Leggett & Platt INCORPORATED

CPC

DOVER CORPORATION

Andersen WINDOWS • DOORS

EAGLE

MARVIN Windows and Doors

HERITAGE DOOR LLC

Residential Services Group, Inc.

centrica

Simplicity

KOHLBERG & COMPANY

BRIGGS & STRATTON

LITTLEJOHN & CO. LLC

OSHKOSH

Coinstar

KRG CAPITAL

SCIVEX

IDEX

GUIDES FOR THE JOURNEY® | PiperJaffray.

M&A MARKET UPDATE
• More than 50% of our closed transactions over the past
18 months involved strategic acquirors
Recent Piper Jaffray “Strategic Buyer” Transactions
and management have sold
to
American Coin Merchandising,
Inc.
a portfolio company of
Wellspring
Capital Management
has been acquired by
a portfolio company of
has been acquired by
a portfolio company of
has been acquired by
Piper Jaffray has Access to and Transaction Experience with Key Strategic Buyers
Worldwide
a portfolio company of
Wellspring Capital Management
has been acquired by
Strategic Buyer Activity is Increasing
• Beginning in the third quarter of 2003, we saw a
significant increase in strategic buyer activity
– Strategic buyer activity accelerated in 2004
– Willingness to outbid sponsors in competitive
auctions
– Once again approaching targets on an unsolicited
basis
• Amongst our recent closed and pending transactions,
strategic acquirers have been very aggressive
– Extremely high TTM EBITDA multiples in certain
circumstances
– Pushing to “pre-empt” the process and moving
very quickly
• With investors once again focused on growth, we
expect that strategic acquirers will continue to be
aggressive
has acquired
a manufacturer of premium residential
and commercial windows and doors
has acquired the assets of
and its related subsidiaries
Colder Products Company
has been acquired by
Dover Electronics
a subsidiary of
has been acquired by
a portfolio company of

$ in billions
1992
1993
1994
1998
1996
1997
1998
1999
2000
2001
2002
2003
2004

$ in billions
1996
1997
1998
1999
2000
2001
2002
2003
2004
LTM Q3 '05

1997
1998
1999
2000
2001
2002
2003
2004
Q1 2005
Q2 2005
Q3 2005

GUIDES FOR THE JOURNEY | PiperJaffray

M&A MARKET ENVIRONMENT
• Favorable lending markets have
allowed sponsors to be even
more aggressive
• Cash flow and asset based
lenders have been more
aggressive since 2004
–
Continuation of trend started
in the fourth quarter of 2003
–
Driven by improved economic
performance
Source:  Piper Jaffray & Venture Economics Source:  Portfolio Management Data
• Faced with the challenge of finding
ways to put their large pools of
capital to work, sponsors continue
to be aggressive
• Despite a high level of LBO activity
in recent years, there remains a
tremendous amount of uninvested
equity capital that is under
pressure to be put to work
• LBO transaction value more than
doubled from 2002 to 2003 and
doubled again in 2004.  Activity
in 2005 continues to be brisk
• Sponsors are using a variety of
strategies to gain a competitive
edge, but certain funds struggle
to differentiate themselves (other
than by price) in competitive
situations
Source:  Portfolio Management Data
Private Equity Remains Active
$13
$19
$25
$37
$37
$64
$101
$100
$118
$123
$120
$110
$100
$0
$20
$40
$60
$80
$100
$120
$140
Univested Equity Capital
$28.3
$33.0
$56.7
$52.5
$40.5
$19.5
$21.9
$47.1
$93.9
$119.8
$0
$20
$40
$60
$80
$100
$120
LBO Activity            Breakdown of Cash Flow Lending Multiples
3.6x
3.5x
3.3x
2.9x
2.2x
2.4x
2.3x
3.2x
3.4x
3.6x 3.7x
2.1x
1.7x
1.2x
1.2x
1.6x
1.4x 1.7x
1.0x
1.0x
1.0x
1.0X
0.0
1.0
2.0
3.0
4.0
5.0
6.0
Bank Debt/EBITDA Non-Bank Debt/EBITDA

Appendix B Fee Proposal

Fee Proposal
• Our investment banking fees are directly linked
to achieving a successful outcome
• An initial retainer serves two purposes
-
Establishes commitment to the process
-
Helps defray the cost of initial preparation
and the implementation process
• Reimbursement of out-of-pocket expenses and
industry-standard indemnification
• Non-refundable, credited retainer of $100,000 due
at initiation of engagement
• Contingent success fee payable at closing of 1.5%
aggregate transaction value up to $105 million plus
3% of the incremental aggregated transaction value
to $125 million plus 5.0% of total transaction value
over $125 million
• Non-refundable, credited fairness opinion fee of
$250,000 due upon delivery of the fairness opinion
• Minimum success fee
Fee Proposal

Appendix C The Socrates Team

THE SOCRATES TEAM
Matthew Sznewajs
Vice President
Middle Market Mergers &
Acquisitions Group
612-303-2030
matthew.m.sznewajs@pjc.com
Bob Frost is a principal and member of the Middle Market Mergers & Acquisitions Group at Piper
Jaffray.
Prior to joining Piper Jaffray, Frost spent seven years in public accounting with Deloitte & Touche LLP providing accounting, auditing, financial reporting and mergers and acquisitions support services.
Frost graduated from the University of Nebraska with a bachelor’s degree in accounting and received a
Master of Business Administration degree from the Wharton School of Business at the University of
Pennsylvania. He is also a licensed Certified Public Accountant.
Robert D. Frost
Principal
Middle Market Mergers &
Acquisitions Group
612-303-8248
robert.d.frost@pjc.com
Matt Sznewajs is a vice president and member of the Middle Market Mergers & Acquisitions Group, providing a full range of investment banking services to high growth companies.
Prior to joining Piper Jaffray, Sznewajs spent five years with Ernst & Young LLP providing accounting, auditing and fixed income transaction advisory services. He also structured commercial mortgage backed securities at Nomura Securities.
Sznewajs graduated from Indiana University with a bachelor’s degree in accounting and finance and received a Master of Business Administration degree from the Kellogg School of Management at
Northwestern.
Jerry Will is a managing director on the Business Services Team and leads the Learning Services and
Technology & Business Services practice. He has extensive transaction experience, including public offerings, private placements, mergers and acquisitions and strategic advisory engagements.
Will joined Piper Jaffray from the law firm of Faegre & Benson located in Minneapolis, where he was an attorney practicing in the areas of public and private securities offerings, mergers and acquisitions, venture capital and technology licensing.
Will is a graduate of St. John’s University in Collegeville, Minn. and received a master’s degree in physics from the University of Wisconsin-Madison and a juris doctorate degree from Stanford Law
School.
Jerry T. Will
Managing Director
Technology  &
Communications Group
612-303-6309
Jerome.t.will@pjc.com

THE SOCRATES TEAM
Michael S. Kenworthy
Analyst
Middle Market Mergers &
Acquisitions Group
612.303.6477
michael.s.kenworthy@pjc.com
Michael Kenworthy is an analyst in Piper Jaffray’s Middle Market Mergers & Acquisition Group.
Kenworthy is responsible for performing quantitative analysis and financial modeling of mergers and acquisitions, leveraged buyouts, equity offerings, private placements and other investment banking transactions.
Kenworthy has a bachelor’s degree in economics from the University of Wisconsin-Madison.
Garry Vaynberg
Associate
Middle Market Mergers &
Acquisitions Group
612.303.6348
garry.x.vaynberg@pjc.com
Garry Vaynberg is an associate and member of the Middle Market Mergers & Acquisitions Group.
Prior to joining Piper Jaffray, Vaynberg spent five years with A.G. Edwards & Sons and Delphi Financial
Corp. where his experience included exclusive sell-side assignments, buyer advisory services, fairness opinions and public and private offerings of equity and debt. He also co-founded a venture capital financed media company.
Vaynberg graduated from University of Minnesota with a bachelor’s degree in actuarial science and finance and received a master of business administration degree from the Columbia Business School. He is also a Charted Financial Analyst.

THE SOCRATES TEAM
Glenn A. Gurtcheff
Head of Financial Sponsors
Managing Director
612-303-5548
glenn.a.gurtcheff@pjc.com
Glenn Gurtcheff is a managing director and co-head of the Middle Market Mergers & Acquisitions Group and based in the firm’s Minneapolis office. His transaction experience includes numerous exclusive sale mandates, buy-side advisory services, leveraged buyouts, divestitures, fairness opinions, defensive advisory assignments and financings for a wide range of clients, including private equity groups, public companies and privately owned businesses. Prior to his appointment to group head, he was responsible for all investment banking activities in the Piper Jaffray Food Processing and Distribution industry sector.
Prior to joining Piper Jaffray, Gurtcheff worked in mergers and acquisitions at Dain Rauscher
Corporation, in corporate strategy at Northwest Airlines, Inc. and was a business valuation specialist at
Coopers & Lybrand. He also worked as a product design engineer at General Motors before attending business school.
Gurtcheff graduated from the University of Notre Dame with a bachelor’s degree in mechanical engineering and from the University of Minnesota with an master’s degree in mechanical engineering.
Gurtcheff received a Master of Business Administration degree from the Wharton School of Business at the University of Pennsylvania.
John A. Hogan, Jr.
Head of Financial Sponsors
Managing Director
612-303-6380
john.a.hogan@pjc.com
John Hogan is a managing director and head of Financial Sponsors.  He is focused on developing relationships with private equity groups. Previously Hogan worked as a senior banker on the  Middle
Market M&A team and started his career at Piper Jaffray in 1997 with responsibility for investment banking activities in the Transportation Equipment & Services industry sector. His transaction experience includes exclusive sale assignments, buyer advisory services, fairness opinions and public and private offerings of equity and debt.
Prior to joining Piper Jaffray, Hogan worked at Norwest Bank in several capacities, including arranging private placements for companies in a variety of industries and restructuring troubled assets in the bank’s portfolio.
Hogan graduated cum laude from Carleton College with a bachelor’s degree in economics and received a Master of Business Administration degree from the University of Minnesota Carlson School of
Management.

THE SOCRATES TEAM
David I. Wilson
Managing Director, Head
of European Investment
Banking
44-20-7743-8701
david.i.wilson@pjc.com
David Wilson is a managing director in the Investment Banking Group at Piper Jaffray and heads up the firm’s London office. He has significant experience in the UK waste, health care, support services, transport, engineering/ construction, leisure, utilities and TMT sectors.
Prior to joining Piper Jaffray, Wilson served as joint head of UK Investment Banking Group at ING
Barings. He has spent more than 12 years in the corporate finance area, founding the Small Company
Investment Banking Team at BTAB/Deutsche Bank and working as head of Smaller Company
Corporate Broking at UBS Warburg, which was ranked top in Reuters and Extel surveys in the City of
London. He also spent four years as an equity analyst at Lehman Brothers and Lombard Odier.
Wilson graduated from Cambridge University.

Appendix D Valuation Detail

VALUATION DETAIL
Public Company Analysis
$ in Millions except per share
Educational Products / Services        LTM Multiples
Price % of 52 Market Company LTM Financial Performance EBITDA 2006P Company Value /
Ticker Company 12/9/05 Week High Value Value Revenues EBIT EBITDA Margin % P/E Ratio Revenues EBIT EBITDA
BFAM Bright Horizons Family Solutions Inc. $35.58 76.2% $976 $947 $607 $57 $71 11.7% 23.3 1.6x 16.5x 13.4x
EEEE Educate Inc. $10.20 59.6% $436 $566 $349 $44 $52 14.9% 14.4 1.6x 12.9x 10.9x
LF LeapFrog Enterprises Inc. $12.89 84.0% $804 $730 $658 $4 $24 3.7% 27.4 1.1x NM NM
TUTR Plato Learning, Inc. $7.42 84.8% $175 $136 $131 ($7) $12 9.3% NM 1.0x NM 11.2x
RLRN Renaissance Learning Inc. $19.20 79.5% $599 $560 $115 $31 $35 30.7% 20.2 4.9x 17.8x 15.9x
SCHL Scholastic Corp. $33.29 83.1% $1,380 $2,020 $2,255 $238 $373 16.5% 13.7 0.9x 8.5x 5.4x
SCHS School Specialty Inc. $36.82 75.2% $842 $1,076 $1,006 $87 $112 11.1% 21.4 1.1x 12.4x 9.6x
High 30.7% 27.4 4.9x 17.8x 15.9x
Mean 14.0% 20.1 1.7x 13.6x 11.1x
Median 11.7% 20.8 1.1x 12.9x 11.0x
Low 3.7% 13.7 0.9x 8.5x 5.4x
Catalog / Online Retail       LTM Multiples
Price % of 52 Market Company LTM Financial Performance EBITDA 2006P Company Value /
Ticker Company 12/9/05 Week High Cap. Value Revenues EBIT EBITDA Margin % P/E Ratio Revenues EBIT EBITDA
BDAY Celebrate Express Inc. $13.58 59.7% $104 $74 $73 $4 $5 6.9% 24.7 1.0x 17.7x 14.8x
BOO Collegiate Pacific Inc. $8.94 61.4% $91 $151 $144 $10 $13 9.4% 20.8 1.1x 14.7x 11.2x
FDL Findel plc $8.36 88.1% $696 $977 $926 $116 $130 14.0% NA 1.1x 8.4x 7.5x
High 14.0% 24.7 1.1x 17.7x 14.8x
Mean 10.1% 22.7 1.0x 13.6x 11.2x
Median 9.4% 22.7 1.1x 14.7x 11.2x
Low 6.9% 20.8 1.0x 8.4x 7.5x
Socrates
(1)
$6.93 83.5% $62 $61 $124 $4 $6 4.6% NA 0.5x 15.5x 10.7x
(1) Socrates(1) data based upon publicly disclosed financial information
Note: Data as of 12/9/05

VALUATION DETAIL
Education Transactions Analysis
$ in Millions
Target LTM Financials Transaction Multiples Transaction Premiums
Transaction Company Company Value / 1 Day   1 Week   4 Weeks
Date Target Target Business Acquiror AcquirorBusiness Value Revenues EBIT EBITDA Revenues EBIT EBITDA Prior Prior Prior
Pending Learning Care Group, Inc. Pvd childcare svcs A.B.C. Learning Centres Ltd. Pvd childcare svcs $164 $221 $6 $10 0.7x 27.9x 16.0x 27.8% 15.0% 21.9%
9/13/05 ChildrenFirst, Inc. Op backup childcare centers Bright Horizons Family Solutions Inc. Pvd workplace svcs $50 $31 - - 1.6x - - - - -
8/31/05 Delta Education Inc. Educ publishing co School Specialty Inc. Mnfr,whl school supplies $273 $96 $16 $21 2.9x 16.8x 12.9x - - -
7/26/05
Rose Art Industries, Inc. Mnfr arts / crafts prod Mega Bloks Inc. Mnfr,mkt toys $335 $285 $43 $50 1.2x 7.7x 6.7x - - -
7/22/05 American Guidance Service, Inc. Pvd speech training products Pearson plc Publbooks, educ materials $270 - - - - - - - - -
6/27/05 AlphaSmart Inc. Dvlp educ software Renaissance Learning Inc. Dvlp software $55 $34 $3 $4 1.6x 16.9x 14.7x 21.7% 20.9% 19.7%
1/31/05
Voyager Expanded Learning, Inc. Pvd educ services ProQuest Co. Publishing co $377 $90 - $36 4.2x - 10.5x - - -
9/2/04 The Guidance Channel Inc. Educ publishing co School Specialty Inc. Mnfr,whl school supplies $19 $20 - - 0.9x - - - - -
1/31/04 McGraw Hill, Children's Publishing Unit Educ publishing co School Specialty Inc. Mnfr,whl school supplies $46 $66 - ($5) 0.7x - NM - - -
1/16/04 Califone International, Inc. Mnfr audiovisual equip for educ School Specialty Inc. Mnfr,whl school supplies $26 $16 - $4 1.6x - 7.0x - - -
11/17/03 Lightspan Inc. Pvd educational software Plato Learning Inc. Pvd,dvlp edusoftware,svcs $27 $36 ($20) ($13) 0.7x NM NM 27.6% 24.0% 50.7%
5/30/03 Select Agendas Pvd educational planners, programs School Specialty Inc. Mnfr,whl school supplies $17 $8 - $2 2.1x - 10.0x - - -
5/9/03 ARAMARK Educational Resources Inc. Pvd educ svcs Knowledge Learning Corp. Pvd educ svcs $265 $455 - $53 0.6x - 5.0x - - -
4/4/03 Riverdeep Interactive Learning Ltd. Dvlp Internet software Management Buyout Management $372 $216 ($14) $46 1.7x NM 8.0x - - -
12/31/02 Houghton Mifflin Co. Publish books and software Bain Capital, Thomas H. Lee Private Equity Firms $1,660 $1,195 $82 $269 1.4x 20.3x 6.2x - - -
12/30/02 bigchalk.com Inc Pvd educ via internet svcs ProQuest Co. Publishing co $32 $28 ($17) $5 1.1x NM 6.9x - - -
8/26/02 Broderbund LLC Dvlp,whl educational software Riverdeep Interactive Learning Ltd. Dvlp Internet software $57 - - - - - - - - -
8/14/02 ABC School Supply Pvd educational mat School Specialty Inc. Mnfr,whl school supplies $43 $48 - $5 0.9x - 8.1x - - -
5/9/02 NetSchools Corp. Pvd educational svcs Plato Learning Inc. Pvd,dvlp edusoftware,svcs $31 $11 ($15) ($14) 2.8x NM NM - - -
4/8/02 Klutz, Inc. Publish educ materials Scholastic Corp. Publish educ materials $43 - - - - - - - - -
12/21/01
Premier Agendas, Inc. Pvd educational planners, programs School Specialty Inc. Mnfr,whl school supplies $157 $91 $12 $17 1.7x 13.6x 9.1x - - -
12/21/01 Argosy Education Group Inc Provide education services Education Management Corp. Pvd educ svcs $86 $58 $0 $2 1.5x NM NM 26.0% 45.7% 66.6%
9/20/01 Learning Co., Educational Unit Dvlp software Riverdeep Interactive Learning Ltd. Dvlp Internet software $60 - - - - - - - - -
7/9/01
Houghton Mifflin Co Publish books and software Vivendi Universal SA Multi-media co $2,531 $1,034 $133 $240 2.4x 19.0x 10.6x 9.1% 5.4% 27.5%
4/5/01 Wasatch Interactive Learning Corp. Dvlp educational software Plato Learning Inc. Pvd,dvlp edusoftware,svcs $15 $2 ($1) ($1) 6.6x NM NM - - -
11/22/00 JL Hammett Co., K-12 Wholesale Division Whl school supplies School Specialty Inc. Mnfr,whl school supplies $83 $102 - $7 0.8x - 11.6x - - -
9/5/00 Tribune Education Co. Publish educational books McGraw-Hill Cos Inc. Publishing co $635 - - - - - - - - -
6/30/00 Global Video Inc. Dvlp educ videos School Specialty Inc. Mnfr,whl school supplies $32 $23 - $5 1.4x - 7.0x - - -
6/23/00 Edutest Inc. Dvlp Internet software Lightspan Inc. Pvd educational software $13 - - - - - - - - -
6/22/00 Grolier Inc. Publish encyclopedias, books Scholastic Inc. Publ educ materials $447 $456 $7 $31 1.0x NM 14.6x - - -
High 6.6x 27.9x 16.0x 27.8% 45.7% 66.6%
Mean 1.8x 17.5x 9.7x 22.4% 22.2% 37.3%
Median 1.4x 16.9x 9.1x 26.0% 20.9% 27.5%
Low 0.6x 7.7x 5.0x 9.1% 5.4% 19.7%
* Excludes transactions with deal sizes less than $10 m
** Rose Art acquisition price includes contingent payment of $50M payable upon successful EBITDA growth objectives and $100 M in cash flow savings due to goodwill amortization over the next fifteen years discounted at risk-free rate

VALUATION DETAIL
Discounted Cash Flow Analysis
Fiscal year ended December 31
$ in Thousands
Projected Cash Flows
# 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10
2006P 2007P 2008P 2009P 2010P
Operating Income 9,690 $                  12,413 $                15,353 $                18,234 $                21,452 $
Less: Taxes @ 36% (3,488) (4,469) (5,527) (6,564) (7,723)
After-tax Operating Income 6,202 7,944 9,826 11,670 13,729
Plus: Depreciation & Amortization 2,192 2,109 2,124 2,061 1,981
Plus: Adjustments 674 - - - -
Plus: Public Company Expenses 1,876 2,105 2,316 2,477 2,651
Less: Capital Expenditures (2,112) (2,289) (2,451) (1,909) (2,042)
Less: (Inc) Dec in Working Capital (2,042) (2,975) (2,692) (1,972) (2,112)
Free Cash Flows 0 6,790 6,894 9,123 12,327 14,207
Terminal Cash Flows @ 8.0x 2010P EBITDA - - - - 208,670
Total Free Cash Flows 6,790 $                  6,894 $                  9,123 $                  12,327 $                222,876 $
NPV Calculation @ 12/31/2005        Company Value - Sensitivity Analysis
NPV of Free Cash Flows 29,585 $         Discount Rate
NPV of Terminal Cash Flows 95,136 12472082.2% 16.0% 17.0% 18.0%
Company Value 124,721 $       Terminal 7.0x $117,281 $112,829 $108,591
Less: Net (Debt) / Cash 1,282 EBITDA 8.0x $129,695 $124,721 $119,987
Equity Value 126,003 $       Multiple 9.0x $142,109 $136,613 $131,383
Diluted Shares Outstanding 9,679
Equity Value per Diluted Share 13.02 $
Equity Value per Share - Sensitivity Analysis
Company Value / 2005E EBITDA 9.7x Discount Rate
Equity Value / 2005E EBITDA 9.8x 0.0% 16.0% 17.0% 18.0%
Premium to 12/9/2005 Closing Price 87.9% Terminal 7.0x $12.25 $11.79 $11.35
EBITDA 8.0x $13.53 $13.02 $12.53
Assumptions
Multiple 9.0x $14.81 $14.25 $13.71
2005E EBITDA 12,832 $
Company Value / EBITDA - Sensitivity Analysis
12/9/2005 Closing Price 6.93 $
EBITDA Multiple 8.0x Discount Rate
Discount Rate 17.0% 16.0% 17.0% 18.0%
Tax Rate 36.0% Terminal 7.0x 9.1x 8.8x 8.5x
EBITDA 8.0x 10.1x 9.7x 9.4x
Multiple 9.0x 11.1x 10.6x 10.2x
* 2005E EBITDA excludes public company expenses

VALUATION DETAIL
Leveraged Buyout Analysis
Fiscal year ended December 31
$ in Thousands
Capital Structure      Cash Flows
Amount Multiple % 2006P 2007P 2008P 2009P 2010P
Total Bank Debt
(1)
41,703 $         3.25x 35.4% Operating Income 9,690 $       12,413 $     15,353 $     18,234 $     21,452 $
Second Lien (11%) 9,624 0.75x 8.2% Interest (Expense) / Income (5,408) (5,156) (4,807) (4,236) (3,420)
Mezzanine Debt (14%) 9,624 0.75x 8.2% Pretax Income 4,282 7,256 10,547 13,998 18,032
Total Leverage 60,951 4.75x 51.8% Less: Taxes @ 36% (1,542) (2,612) (3,797) (5,039) (6,492)
Equity 56,721 4.42x 48.2% Net Income 2,741 4,644 6,750 8,959 11,541
Consideration 117,672 9.17x 100.0% Plus: Depreciation & Amortization 2,192 2,109 2,124 2,061 1,981
Less: Transaction Costs 5.0% (5,884) 0.46x Plus: Adjustments 674 - - - -
Transaction Value 111,789 $       8.7x Plus: Public Company Expenses 1,876 2,105 2,316 2,477 2,651
Less: Net (Debt) / Cash 1,282 Less: Capital Expenditures (2,112) (2,289) (2,451) (1,909) (2,042)
Equity Value 113,071 $       8.8x Less: (Inc) / Dec in Working Capital (2,042) (2,975) (2,692) (1,972) (2,112)
Diluted Shares Outstanding 9,651 Scheduled Debt Repayment (973) (2,641) (3,475) (4,309) (139)
Equity Value per Diluted Share 11.72 $           Free Cash Flow 2,355 952 2,571 5,307 11,879
Advances / (Additional Debt Repayment) (2,355) (952) (2,571) (5,307) (11,879)
2005E EBITDA 12,832 $         Net Free Cash Flow - $             - $             - $             - $             - $
Premium to 12/9/2005 Closing Price 69.1%
Exit Value      Credit Statistics
Exit Value EBITDA Multiple: 8.0x 208,670 $   2006P 2007P 2008P 2009P 2010P
Less: Net Debt (26,348) EBITDA 14,432 $     16,626 $     19,793 $     22,772 $     26,084 $
Equity Value 182,322 Total Debt Outstanding 57,622 54,029 47,982 38,366 26,348
Less: Sub-Debt Equity 0.0% - Total Debt / EBITDA 4.0x 3.2x 2.4x 1.7x 1.0x
Less: Management Equity 5.0% (9,116) EBITDA / Interest 2.7x 3.2x 4.1x 5.4x 7.6x
LBO Fund Equity 173,206 $   EBIT / Interest 1.8x 2.4x 3.2x 4.3x 6.3x
Fixed Coverage 2.8x 2.8x 3.1x 3.5x 9.7x
Return Analysis
2010 EBITDA Exit Multiple
7.0x 8.0x 9.0x
LBO Fund Equity 21.2% 25.0% 28.4%
(1) Bank debt allocated 50% to term loan A @ LIBOR+ 2.75%; 50% to term loan B @ LIBOR+ 3.25%
* 2005E EBITDA excludes public company expenses

VALUATION DETAIL
Accretion/Dilution Analysis – School Specialty
Fiscal year ended December 31
$ in Thousands
Assumptions       Combination Analysis - 2006P
Transaction Value 152,003 $       Pro Forma
Less: Net (Debt) / Cash 1,282
School Specialty
(1) Socrates Adjustments Combined
Equity Value 153,285
Diluted Shares Outstanding 9,723 Revenue 1,105,100 $             144,560 $                 - 1,249,660 $
Offer Price per Share 15.77 $           Cost of Goods Sold 623,900 94,640 - 718,540
Gross Profit 481,200 49,920 - 531,120
Plus: Transaction Costs: 5.0% 7,664
Selling, General & Administrative
(2) 364,200 39,556 (1,876) 401,880
Total Cost to Acquiror 160,949 $       Amortization of Purchase Price
(3)
- - 1,520 1,520
Operating Income 117,000 10,364 356 127,720
Company Value / 2005E EBITDA 11.8x Interest Expense (Income) 29,000 - 10,720 39,720
Equity Value / 2005E EBITDA 11.9x Pretax Income 88,000 10,364 (10,364) 88,000
Provision (Benefit) for Taxes 31,680 3,731 (3,731) 31,680
Financing Sources
Net Income 56,320 $                   6,633 $                     (6,633) $                   56,320 $
Equity Consideration: 0.0% - Diluted Shares Outstanding 23,968 9,723 23,968
Total Cash Consideration: 100.0% 160,949 Earnings Per Share 2.35 $                       0.68 $                       2.35 $
Total Sources 160,949
160,949 EPS Accretion / (Dilution) - $ - $
Cash consideration provided by: EPS Accretion / (Dilution) - % 0.00%
Debt 159,667 Pretax Cushion to Breakeven. - $
Cash 1,282
Payment Summary       Accretion / Dilution Sensitivity Analysis
School Specialty Share Price @ 12/12/2005 36.65 $           Transaction Value
School Specialty Diluted Shares Outstanding 23,968 $140,000 $150,000 $160,000
Shares Issued to Purchase Socrates 0 $0 1.10% 0.18% (0.73%)
Post-deal Diluted Shares Outstanding 23,968 Adjustments ($2,000) 3.38% 2.46% 1.54%
($4,000) 5.65% 4.73% 3.81%
% Ownership Dilution 0.0%
Transaction Value
School Specialty Interest Expense @ 6.75% 10,778 $140,000 $150,000 $160,000
School Specialty Cost of Cash @ 4.49% 58 Equity 0.0% 1.10% 0.18% (0.73%)
Total Interest Expense 10,720 Consideration 50.0% (1.52%) (2.54%) (3.54%)
100.0% (3.77%) (4.84%) (5.89%)
(1) School Specialty projected financials per Piper Jaffray Estimates
(2) Socrates SG&A includes adjustments to EBIT; Pro-Forma adjustments extract $1,876,000 in public company expenses
(3) 15.0% of purchase price amortized over 15 year period

VALUATION DETAIL
Going Private Transactions & Premiums – 1/1/00 - 12/1/05
Source: SDC; Transactions sizes between $50 - $500 mm.
Transaction Premiums
1 Day 1 Week 4 Weeks
Date Target Target Business Acquiror AcquirorBusiness Prior Prior Prior
Nov-05 EnterasysNetworks Inc Mnfr ethernet, routers Investor Group Investor group 35.5% 28.4% 29.9%
Oct-05 Central Coast Bancorp,CA Coml bkhldg co Rabobank Investment bank 23.6% 23.2% 18.0%
Oct-05 Neoforma Inc Pvdbus-to-bus ecommerce svcs Global HealthCare Exchange LLC Pvd ecommerce svcs 43.7% 31.6% 27.6%
Aug-05 Brooktrout Inc Mnfr,whl electn communprod EAS Group Inc Investment holding company 38.1% 39.3% 16.2%
Aug-05
Register.com Inc Pvd Internet domain svcs Vector Capital Venture capital firm
7.6% 9.2% 24.0%
Aug-05 Chart Industries Inc Mnfr process control instr First Reserve Corp Private equity firm 10.5% 14.3% 19.5%
Jun-05
Register.com Inc Pvd Internet domain svcs RCM Acquisition Co LLC Investment company
10.1% 6.3% 25.0%
May-05 Blair Corp Pvd ecommerce retail svcs Loeb Partners Corp Investment company 3.5% 7.4% 9.6%
Apr-05 Worldwide Rest Concepts Inc Own,op restaurants Pac Eq Partners Pty Ltd Private equity firm 41.4% 39.2% 37.3%
Apr-05 Manchester Technologies Inc Mnfr,whldisplay tech soln Caxton-Iseman Capital Inc Private equity firm 35.9% 17.4% 17.0%
Apr-05 Noland Co Whlplumbing,heatingsupplies Primus Inc Whl industrial supplies 52.3% 60.4% 49.0%
Mar-05 Blue Martini Software Inc Dvlp e-business software Multi-Channel Holdings Inc Whl,retsoftware;holding co 63.3% 80.2% 55.6%
Feb-05 Tickets.com Inc Pvd ticket distn svcs MLB Advanced Media LP Multi-media company 32.5% 29.4% 46.7%
Jan-05 MAPICS Inc Develop ERM software Infor Global Solutions Dvlp entrp software 9.7% 14.3% 24.0%
Jan-05 Polaroid Holding Co Mnfr cameras Petters Group Worldwide Pvd ecommerce retail svcs 13.4% 14.4% 16.7%
Oct-04 MSC Software Corp Dvlp,supply mechsoftware ValueAct Capital Partners LP Investment company 12.6% 16.1% 19.8%
May-04 CompuCom SystemsInc(Safeguard) Whl computer equip Platinum Equity LLC Leverage buyout firm -5.0% 0.4% -5.0%
Apr-04 Loehmanns Holdings Inc Own,op clothing stores Crescent Capital Invest Inc Investment company 5.8% 9.7% 14.1%
Mar-04 Golden State Vintners Inc Produce beverages Wine Group LLC Produces beverages 22.0% 22.2% 79.4%
Jan-04
WorkFlow Management Inc Pvd commericalprinting svcs Investor Group Investor group
9.0% 7.1% -4.8%
Dec-03 Gundle/SLT Environmental Inc Mnfr waste containment prods GEO Holdings Corp Investment holding company -13.0% -10.1% -4.2%
Dec-03 Duane Reade Inc Own and operate drug stores Rex Corner Holdings LLC Investment holding company 8.4% 24.7% 22.7%
Nov-03 Plains Resources Inc Oil,gas exploration,production Investor Group Investor group 30.7% 30.2% 31.5%
Nov-03 Sylvan Inc Produce mushrooms,fruits Snyder Associated Cos Inc Oil and gas exploration,prodn 21.9% 22.0% 23.2%
Nov-03 Cotton States Life Insurance Insurance company COUNTRY Insurance & Financial Stock insurance company 100.5% 98.3% 104.6%
Oct-03 Media Arts Group Inc Mnfr media products Investor Group Investor group 68.8% 80.2% 77.8%
Oct-03 Information Resources Inc Pvddatabase research svcs Open Ratings Inc Dvlp supply mgmt software -19.5% -17.4% -18.8%
Sep-03 Garden Fresh Restaurant Corp Own,op restaurant chain Investor Group Investor group 48.9% 54.8% 64.3%
Sep-03 United States Exploration Inc Oil and gas exploration; prodn DGL Acquisition Corp Investment holding company 0.7% -1.1% -1.1%
Jul-03 Edison Schools Inc Own,oppublic schools Investor Group Investor group 38.6% 64.5% 74.3%
Jun-03 Information Resources Inc Pvddatabase research svcs Investor Group Investor group 10.7% -2.4% -2.7%
Jun-03 United Park City Mines Co Real estate development firm Capital Growth Partners LLC Investment firm 3.4% 4.7% 5.5%
May-03
Cysive Inc Dvlp software solutions Snowbird Holdings Inc Invest hldg co
0.9% 0.9% 11.4%
May-03 Superior FinlCorp,AR Savings and loan holding co Arvest Bank Group Inc,AR Commercial bank holding co 24.5% 22.7% 29.2%
May-03 Packaged Ice Inc Produce packaged ice Investor Group Investor group 61.6% 62.3% 96.7%
May-03 Dwyer Group Inc Pvd special fransvcs Investor Group Investor group 58.8% 57.0% 45.5%
Apr-03 Thousand Trails Inc Own and operate campgrounds Kohlberg & Co LP Private equity firm 55.1% 55.9% 49.8%
Apr-03 Varsity Brands Inc Mnfr sporting,athleticgoods Investor Group Investor group 39.8% 39.5% 42.2%
Apr-03 Lillian Vernon Corp Pvd ecommerce retail svcs Investor Group Investor group 72.6% 74.7% 72.2%
Apr-03 Sports Club Co Inc Own,op sports,fitness clubs Investor Group Investor group 25.0% 24.5% 31.6%
Mar-03 Colorado MEDtech Inc Mnfr surgical,med prod CIVCO Holding Inc Mnfr med instruments 67.3% 75.9% 72.1%
Feb-03 Insignia Financial Group Inc Pvdhousing mgmt svcs CB Richard Ellis Inc Real estate agency 33.3% 35.4% 42.8%
Jan-03 Resonate Inc Pvd software for the Internet GTG Acquisition Corp Investment company 7.2% 6.0% 10.2%
Dec-02 Aegis Realty Inc Real estate investment trust Phillips Edison & Co Own,op shopping centers 7.7% 6.9% 7.7%
Nov-02 Hunt Corp Mnfr,whl art,framing supplies BerwindCo LLC Invest co 32.3% 31.2% 37.4%
Nov-02
CoorsTek Inc Mnfr electronic components Investor Group Investor group
62.5% 60.4% 86.4%
Nov-02 Ebenx Inc Prvd ecommerce bus solutions SHPS Inc Pvdoutsourced care mgmt svcs 146.2% 193.9% 190.4%
Oct-02 BWAY Corp Manufacture steel containers Kelso & Co Private equity firm 43.9% 44.9% 38.9%
Aug-02 Exco Resources Inc Oil and gas exploration,prodn Douglas H Miller Individual 20.8% 22.9% 22.0%
Aug-02 Omega Worldwide Inc Pvd asset mgt,advisory svcs Four Seasons Health Care Ltd Pvdnursing svcs 50.9% 62.0% 66.0%
Jul-02 International Specialty Prods Mnfr specialty chemicals Samuel J Heyman Individual 4.3% 1.7% 33.8%
Jun-02 Vestcom International Inc Pvddocument management svcs Cornerstone Equity Investors Investment company 50.6% 64.5% 78.6%
May-02 Morton's Restaurant Group Inc Own,operate restaurants Castle Harlan Inc Investment company 11.6% 9.7% 31.0%
May-02 Liberty Bancorp,Avenel,NJ Commercial bank holding co NSB Holding Corp Bank holding co 45.3% 45.2% 48.3%
Apr-02 Maynard Oil Co Oil and gas exploration,prodn Plantation Petroleum Holdings Oil and gas holding co -10.3% -7.6% -12.8%

VALUATION DETAIL
Going Private Transactions & Premiums – 1/1/00 - 12/1/05 (cont’d)
Source: SDC; Transactions sizes between $50 - $500 mm.
Transaction Premiums
1 Day 1 Week 4 Weeks
Date Target Target Business Acquiror AcquirorBusiness Prior Prior Prior
Mar-02 Associated Materials Inc Mnfr steel,aluminum siding Harvest/AMI Holdings Inc Investment company -1.2% -1.2% 28.5%
Feb-02
Sevenson Environmental Svcs Construction site waste svcs SCC Contracting Inc Pvdgeneral contracting svcs
26.0% 26.0% 26.0%
Feb-02 dick clarkproductions inc Produce television programs Investor Group Investor group 32.7% 49.5% 49.5%
Feb-02 Deltek Systems Inc Pvd computer programming svcs Investor Group Investor group 18.4% 28.6% 41.9%
Feb-02 Pitt-Des Moines Inc Mnfr,design custom facilities IronbridgeAcquisition Corp Investment holding company 7.3% 8.5% 10.5%
Jan-02 Suburban Lodges of America Inc Own and operate hotels/motels InTownSuites Management Own,ophotels 13.0% 17.0% 32.0%
Jan-02 Jenny Craig Inc Own,op weight mgmt centers Investor Group Investor group 68.3% 86.0% 72.1%
Jan-02 Shoney's Inc Own,operate restaurants Lone Star Fund Private equity firm -7.7% 16.1% 28.6%
Jan-02 Pulaski Bancorp Inc,NJ Bank holding company Kearny Financial Corp,Kearny Bank 33.7% 31.3% 68.7%
Dec-01 Landmark Systems Corp Dvlp management software ASG Dvlp computer software 82.7% 98.7% 84.1%
Oct-01 NCH Corp Mnfr,whl maintenance products Investor Group Investor group 34.0% 33.6% 18.8%
Sep-01 American Coin Merchandising Own,op amusement machines Investor Group Investor group 42.6% 45.6% 39.3%
Jun-01 Purina Mills Inc Mnfr,whl animal nutrition prod Land O'Lakes Inc Produce butter,milk,cheese 19.2% 18.0% 26.4%
May-01 Bacou USA Inc Manufacture ophthalmic goods BacouSA Mnfr security equipment 21.8% 17.3% 11.3%
Mar-01
Roy F Weston Inc Environmental consulting Investor Group Investor group
7.1% 11.6% 13.1%
Feb-01 VICORP Restaurants Inc Own,op franchised restaurants Investor Group Investor group 35.9% 34.6% 50.9%
Jan-01 NextHealth Inc Pvd,dvlp alt healthcare svcs Investor Group Investor group 31.6% 33.8% 68.3%
Dec-00 Crown Central Petroleum Corp Oil and gas exploration,prodn Rosemore Inc Investment holding company 33.3% 25.4% 23.5%
Dec-00 NPC International Inc Own,op fast food restaurants O Gene Bicknell Individual 11.3% 6.8% 32.0%
Dec-00 PBOC Holdings Inc Bank holding co FBOP Corp,Oak Park,Illinois Commercial bank;holding co 8.8% 8.1% 41.6%
Nov-00 Il Fornaio America Corp Own,operate restaurant BruckmannRosser Sherrill & Co Venture capital firm 28.9% 23.9% 44.4%
Oct-00 Meridian Insurance Group Inc Insurance holding company State Auto Mutual Insurance Co Fire,marine,casualty ins co 64.4% 65.5% 105.1%
Oct-00 Sunrise Medical Inc Mnfr medical rehab products Investor Group Investor group 55.3% 64.9% 63.3%
Oct-00 Home-Stake Oil & Gas Co Oil and gas exploration,prodn Cortez Oil & Gas Inc Oil and gas exploration,prodn 2.3% 2.3% -9.3%
Sep-00 Sunburst Hospitality Corp Own,ophotels Investor Group Investor group 32.6% 25.5% 24.2%
Sep-00 US Franchise Systems Inc Pvd franchise services PritzkerGroup Investment company 14.3% 14.3% 15.9%
Sep-00 Mikasa Inc Mnfr houseware;whl furniture JG Durand Industries SA Mnfr glass,crystal 68.2% 68.2% 69.2%
Aug-00
Republic Group Inc Mnfr gypsum wallboards,paper Premier Construction Products Investment company
16.9% 53.5% 58.3%
Aug-00 EndoSonics Corp Mnfr image processing equip Jomed NV Whl medical,dental,hosp equip 57.1% 72.6% 72.6%
Jun-00 Pacific Gateway Properties Own,op apartment buildings Mission Orchard Statutory Statutory trust 19.5% 19.5% 18.8%
May-00 Acme Electric Corp Mnfr electronic transformers Key Components LLC Mnfr,whl locks,lock systems 21.0% 22.0% 24.1%
May-00 Protocol Systems Inc Mnfr patient monitors Welch Allyn Inc Mnfr medical equip 21.9% 25.5% 29.3%
May-00 WMF Group Ltd Mortgage bank Prudential Mortgage Capital Pvd mortgage banking svcs 48.3% 42.4% 69.5%
Apr-00 Cherry Corp Mnfr electronic equipment Investor Group Investor group 103.1% 109.1% 70.3%
Mar-00 Pulaski Furniture Corp Mnfr wood household furniture Investor Group Investor group 2.9% 31.4% 54.5%
Mar-00 Veterinary Centers of America Pvd animal veterinary services Investor Group Investor group 12.2% 9.6% 36.4%
Mar-00 US Can Corp Manufacture metal cans Investor Group Investor group 1.0% 31.2% 53.9%
Mar-00 Data Transmission Network Corp Pvd information,commun svcs VeronisSuhler & Asoc Commun Investment firm 16.0% 16.6% 52.6%
Feb-00 Centennial HealthCare Corp Pvdhome health care svcs Investor Group Investor group 87.2% 85.3% 83.3%
Feb-00 Spanlink Communications Inc Mfr interactive comp telecomm Spanlink Acquisition Group Investment company -2.3% 6.3% 47.4%
Jan-00
Jason Inc Mnfr noise control equipment Investor Group Investor group
57.9% 48.8% 73.9%
Jan-00 Echelon International Corp Real estate development firm EIN Acquisition Corp Investment firm 23.6% 41.7% 34.3%
Jan-00 Dayton Superior Corp Mnfr concrete accessories Stone Acquisition Corp Investment co 48.0% 54.3% 68.8%
High 146.2% 193.9% 190.4%
Mean 30.6% 34.1% 40.4%
Median 24.8% 25.8% 34.0%
Low -19.5% -17.4% -18.8%